CONFORMED  COPY

     CREDIT  AGREEMENT

     DATED  AS  OF  AUGUST  8,  1997

     AMONG

     POLICY  MANAGEMENT  SYSTEMS  CORPORATION,

     THE  GUARANTORS  PARTY  HERETO,

     BANK  OF  AMERICA  NATIONAL  TRUST
     AND  SAVINGS  ASSOCIATION,
     AS  AGENT,

     AND

     THE  OTHER  FINANCIAL  INSTITUTIONS  PARTY  HERETO

     ARRANGED  BY

     BANCAMERICA  SECURITIES,  INC.








     TABLE  OF  CONTENTS


     Section                                                 Page
     -------                                                 ----

     ARTICLE  1
     DEFINITIONS
     1.1    Definitions                                        1
     1.2    Accounting  Terms  and  Determinations            15

     ARTICLE  2
     THE  CREDIT
     2.1    Commitments  to  Lend                             17
     2.2    Procedure  for  Committed  Borrowing              17
     2.3    Notes                                             18
     2.4    Conversion  and  Continuation  Elections          19
     2.5    Bid  Borrowings                                   20
     2.6    Procedure  for  Bid  Borrowings                   20
     2.7    Maturity  of  Loans                               25
     2.8    Interest  Rates                                   25
     2.9    Fees                                              26
     2.10   Optional Termination or Reduction of Commitments  26
     2.11   Mandatory  Termination  of  Commitments           26
     2.12   Optional  Prepayments                             26
     2.13   General  Provisions  as  to  Payments             27
     2.14   Funding  Losses                                   27
     2.15   Computation  of  Interest  and  Fees              28
     2.16   Regulation  D  Compensation                       28

     ARTICLE  3
     CONDITIONS
     3.1    Closing                                           29
     3.2    Borrowings                                        30

     ARTICLE  4
     REPRESENTATIONS  AND  WARRANTIES
     4.1    Corporate  Existence  and  Power                  31
     4.2    Corporate and Governmental Authorization:
            No Contravention                                  31
     4.3    Binding  Effect                                   31
     4.4    Financial  Information                            31
     4.5    Litigation                                        32
     4.6    Compliance  with  ERISA                           32
     4.7    Environmental  Matters                            32
     4.8    Taxes                                             33
     4.9    Material  Subsidiaries                            33
     4.10    Regulatory  Restrictions  on  Borrowing          33
     4.11    Full  Disclosure                                 33
     4.12    Representations  of  Guarantors                  34

     ARTICLE  5
     COVENANTS
     5.1    Information                                       35
     5.2    Payment  of  Obligations                          37
     5.3    Maintenance  of  Property;  Insurance             37
     5.4    Conduct of Business and Maintenance of Existence  38
     5.5    Compliance  with  Laws                            38
     5.6    Inspection  of  Property,  Books  and  Records    39
     5.7    Mergers  and  Sales  of  Assets                   39
     5.8    Use  of  Proceeds                                 39
     5.9    Negative  Pledge                                  39
     5.10   Limitation  on  Debt  of  Subsidiaries            41
     5.11   Leverage  Ratio                                   41
     5.12   Minimum  Consolidated  Tangible  Net  Worth       41
     5.13   Restricted  Payments                              42
     5.14   Investments                                       42
     5.15   Transactions  with  Affiliates                    42
     5.16   Additional  Guarantors                            43

     ARTICLE  6
     DEFAULTS
     6.1    Events  of  Default                               44
     6.2    Notice  of  Default                               46

     ARTICLE  7
     THE  AGENT
     7.1    Appointment  and  Authorization;  "Agent"         47
     7.2    Delegation  of  Duties                            47
     7.3    Liability  of  Agent                              47
     7.4    Reliance  by  Agent                               48
     7.5    Notice  of  Default                               48
     7.6    Credit  Decision                                  49
     7.7    Indemnification  of  Agent                        49
     7.8    Agent  in  Individual  Capacity                   50
     7.9    Successor  Agent                                  50

     ARTICLE  8
     CHANGE  IN  CIRCUMSTANCES
     8.1    Basis for Determining Interest Rate
            Inadequate or Unfair                               51
     8.2    Illegality                                         51
     8.3    Increased  Cost  and  Reduced  Return              52
     8.4    Taxes                                              53
     8.5   Base Rate Committed Loans Substituted for
           Affected Euro-Dollar Rate Loans                     55

     ARTICLE  9
     GUARANTY
     9.1    The  Guaranty                                      57
     9.2    Guaranty  Unconditional                            57
     9.3    Discharge  Only  Upon  Payment  In  Full;
            Reinstatement In Certain Circumstances             58
     9.4    Waiver  by  each  Guarantor                        58
     9.5    Subrogation  and  Contribution                     58
     9.6    Stay  of  Acceleration                             58
     9.7    Limit  of  Liability                               58

     ARTICLE  10
     MISCELLANEOUS
     10.1    Notices                                           60
     10.2    No  Waivers                                       60
     10.3    Costs  and  Expenses                              61
     10.4    Sharing  of  Set-Offs                             61
     10.5    Amendments  and  Waivers                          62
     10.6    Successors  and  Assigns                          62
     10.7    Collateral                                        64
     10.8    Governing  Law;  Submission  to  Jurisdiction     64
     10.9    Counterparts;  Integration;  Effectiveness        64
     10.10   WAIVER  OF  JURY  TRIAL                           65
     10.11   Confidentiality                                   65




SCHEDULES

Pricing  Schedule
Schedule  4.6                  ERISA
Schedule  5.3                  Insurance
Schedule  10.1                 Addresses  for Notices to Borrower and Agent

EXHIBITS

Exhibit  A-1                    Committed  Note
Exhibit  A-2                    Bid  Note
Exhibit  B                      Form  of  Notice  of  Borrowing
Exhibit  C                      Form of Notice of Conversion/Continuation
Exhibit  D-1                    Form  of  Legal  Opinion  of  South  Carolina
                                Counsel  to  Obligors
Exhibit  D-2                    Form  of  Legal  Opinion of General Counsel to
                                Obligors
Exhibit  D-3                    Form  of  Legal Opinion of Delaware Counsel to
                                Policy  Management  Systems  Investment,  Inc.
Exhibit  E                      Form  of  Compliance  Certificate
Exhibit  F                      Form  of  Auditor's  Statement
Exhibit  G                      Form  of  Competitive  Bid  Request
Exhibit  H                      Form of Invitation for Competitive Bids
Exhibit  I                      Form  of  Competitive  Bid
Exhibit  J                      Form of Assignment and Assumption Agreement




          AGREEMENT dated as of August 8, 1997 among POLICY MANAGEMENT SYSTEMS CORPORATION, the GUARANTORS party hereto, the BANKS listed on the signature pages hereof and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent.

The  parties  hereto  agree  as  follows:

     ARTICLE  1
     DEFINITIONS

     SECTION  1.1    Definitions.1    The following
                     -----------
terms,  as  used  herein,  have  the  following  meanings:

          "Absolute  Rate"  has  the  meaning  specified in subsection 2.6(c).
           --------------

          "Absolute  Rate  Auction"  means  a solicitation of Competitive Bids
           -----------------------
setting  forth  Absolute  Rates  pursuant  to  Section  2.6.

          "Absolute  Rate  Bid Loan" means a Bid Loan that bears interest at a
           ------------------------
rate  determined  with  reference  to  the  Absolute  Rate.

          "Administrative  Questionnaire" means, with respect to each Bank, an
           -----------------------------
administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Borrower) duly completed by such Bank.

          "Affiliate"  means  (i)  any  Person  that  directly,  or indirectly
           ---------
through one or more intermediaries, controls the Borrower (a "Controlling Person") or (ii) any Person (other than the Borrower or a Subsidiary) which is controlled by or is under common control with a Controlling Person. As used herein, the term "control" means possession, directly or indirectly, of the power to vote 25% or more of any class of voting securities of a Person or to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Agent" means BofA in its capacity as agent for the Banks hereunder,
           -----
and  any  successor  agent  arising  under  Section  7.9.

          "Agent-Related  Persons"  means BofA and any successor agent arising
           ----------------------
under Section 7.9, together with their respective affiliates (including, in the case of BofA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and affiliates.

          "Agent's Payment Office" means the address for payments set forth in
           ----------------------
the signature pages hereto or such other address as the Agent may from time to time specify.

          "Applicable  Lending Office" means, with respect to any Bank, (i) in
           --------------------------
the case of its Base Rate Loans, its Domestic Lending Office and (ii) in the case of its Euro-Dollar Rate Loans, its Euro-Dollar Lending Office.

          "Arranger"  means  BancAmerica  Securities,  Inc.,  a  Delaware
           --------
corporation.

          "Assignee"  has  the  meaning  set  forth  in  Section  10.6(c).
           --------

          "Attorney  Costs"  means  and includes all fees and disbursements of
           ---------------
any law firm or other external counsel and the allocated cost of internal legal services and all disbursements of internal counsel; provided that in
                                                              -------- ----
determining Attorney Costs associated with any matter, there is no duplication of legal services in respect of such matter by external counsel and internal counsel.

          "Bank"  means  each  financial  institution  listed on the signature
           ----
pages hereof under the caption "Banks", each Assignee which becomes a Bank pursuant to Section 10.6(c), and their respective successors.

          "Base Rate" means, for any day, a rate per annum equal to the higher
           ---------
of (i) the Reference Rate for such day or (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

          "Base  Rate  Committed  Loan"  means  a  Committed  Loan  that bears
           ---------------------------
interest  based  on  the  Base  Rate.

          "Benefit  Arrangement"  means  at  any time an employee benefit plan
           --------------------
within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

          "Bid  Borrowing"  means  a  Borrowing hereunder consisting of one or
           --------------
more  Bid  Loans  made  to  the Borrower on the same day by one or more Banks.

          "Bid Loan" means a Loan by a Bank to the Borrower under Section 2.5,
           --------
which  may  be  a  LIBOR  Bid  Loan  or  an  Absolute  Rate  Bid  Loan.

          "Bid Loan Lender" means, in respect of any Bid Loan, the Bank making
           ---------------
such  Bid  Loan  to  the  Borrower.

          "Bid  Loan  Note"  means  a  promissory  note  of  the  Borrower  in
           ---------------
substantially  the  form  of  Exhibit  A-2  hereto.
                              ------------

          "BofA" means Bank of America National Trust and Savings Association,
           ----
a  national  banking  association.

          "Borrower"  means  Policy  Management  Systems  Corporation, a South
           --------
Carolina  corporation,  and  its  successors.

          "Borrower's  1996  Form  10-K" means the Borrower's annual report on
           ----------------------------
Form 10-K for the fiscal year ended December 31, 1996, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

          "Borrower's  Latest Form 10-Q" means the Borrower's quarterly report
           ----------------------------
on Form 10-Q for the quarter ended March 31, 1997, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

          "Borrowing"  means  a borrowing hereunder consisting of Loans of the
           ---------
same Type made to the Borrower on the same day by the Banks under Article 2, and may be a Committed Borrowing or a Bid Borrowing and, other than in the case of Base Rate Committed Loans, having the same Interest Period.

          "Borrowing  Date"   means any date on which a Borrowing occurs under
           ---------------
Section  2.2  or  2.5.

          "Business  Day" means any day other than a Saturday, Sunday or other
           -------------
day on which commercial banks in New York City or San Francisco are authorized or required by law to close and, if the applicable Business Day relates to any Euro-Dollar Rate Loan, means such a day on which dealings are carried on in the applicable offshore dollar interbank market.

          "Capital  Expenditures"    means,  for any period, on a consolidated
           ---------------------
basis for the Borrower and its Consolidated Subsidiaries, the aggregate of all expenditures (whether paid in cash or accrued as liabilities during that period and including that portion of capital leases (except any capitalized interest) which is capi-talized on the consolidated balance sheet of the Borrower and its Subsidiaries) made by the Borrower or any Consolidated
Subsidiary during such period that, in conformity with generally accepted accounting principles, are required to be included in or reflected by property, plant or equip-ment, licenses and permits, or other similar fixed asset accounts as reflected in such balance sheet (including expenditures for equipment purchased simul-taneously with the trade-in of existing equipment owned by the Borrower or any such Subsidiary to the extent the gross amount of such purchase price exceeds the book value of the equipment being traded in, but excluding expenditures made in connection with the replacement or restoration of assets, to the extent reim-bursed or financed from insurance proceeds or condemnation awards).

          "Closing  Date"  means  the  date  on or after the Effective Date on
           -------------
which  the Agent shall have received the documents specified in or pursuant to
Section  3.1.

          "Commitment"  means, with respect to each Bank, the amount set forth
           ----------
opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Section 2.10.

          "Committed  Borrowing"  means  a  Borrowing  hereunder consisting of
           --------------------
Committed Loans made on the same day by the Banks ratably according to their respective Pro Rata Shares and, in the case of Euro-Dollar Committed Loans, having the same Interest Periods.

          "Committed  Loan"  means  a  Loan  by  a  Bank to the Borrower under
           ---------------
Section 2.1, and may be an Euro-Dollar Committed Loan or a Base Rate Committed Loan (each, a "Type" of Committed Loan).
                  ----

          "Committed  Loan  Note"  means  a promissory note of the Borrower in
           ---------------------
substantially  the  form  of  Exhibit  A-1  hereto.
                              ------------

          "Competitive  Bid"  means  an  offer by a Bank to make a Bid Loan in
           ----------------
accordance  with  subsection  2.6(b).

          "Competitive  Bid  Request"  has the meaning specified in subsection
           -------------------------
2.6(a).

          "Consolidated  Capitalization"  means,  as  at  any  date  of
           ----------------------------
determination,  the  sum  of  Consolidated  Funded Debt at such date and Total
           --
Shareholders'  Equity  at  such  date.

          "Consolidated  Adjusted  Cash  Flow" means, for any four consecutive
           ----------------------------------
fiscal quarters of the Borrower, Consolidated Net Income for such period plus,
                                                                         ----
to the extent deducted in determining Consolidated Net Income, the aggregate amount of (i) Consolidated Interest Expense; (ii) income tax expense; and
(iii) the amount of all amortization of intangibles and depreciation that were deducted in determining Consolidated Net Income for the period.

          "Consolidated  Funded  Debt"  means all Debt of the Borrower and the
           --------------------------
Consolidated  Subsidiaries  for  borrowed  money.

          "Consolidated  Interest  Expense"  means, for any fiscal period, the
           -------------------------------
interest expense of the Borrower and its Consolidated Subsidiaries (whether expensed or capitalized) determined on a consolidated basis for such fiscal period.

          "Consolidated  Net  Income"  means,  for any four consecutive fiscal
           -------------------------
quarters of the Borrower, the net income of the Borrower and its Consolidated Subsidiaries, determined on a consolidated basis for such period, minus (i)
                                                                     -----
any extraordinary gain (but not extraordinary loss), other than any extraordinary gain as a result of the receipt of casualty proceeds for a casualty event with respect to which an extraordinary loss has been realized during such fiscal period or any prior fiscal period and (ii) to the extent not reflected in any extraordinary gain, any gain (a) as a result of an asset disposition (including without limitation any disposition of capital stock and any such disposition consisting of receipt of casualty proceeds with respect to any asset (except as a result of the receipt of casualty proceeds for a casualty event with respect to which a loss has been realized during such period or any prior fiscal period)), other than dispositions of inventory, marketable securities and services in the ordinary course of business, (b) as a result of the disposition of a separate business segment, (c) on restructuring payables or receivables, (d) on the extinguishment of debt, (e) as a result of a prior period adjustment, (f) as a result of an accounting change and (g) from discontinued operations (other than from the discontinuance of the businesses referred to in clause (iv) of the first proviso to Section 5.4); provided that, with respect to all of the foregoing
                           -------- ----
provisions of this definition, if the aggregate of the Borrower's Investments in Subsidiaries that are not wholly-owned exceeds $15,000,000, then (x) the net income of any Subsidiary of the Borrower which is not a wholly-owned
Subsidiary and for which the Borrower's Investment therein is accounted for with the equity method of accounting shall have its net income included in Consolidated Net Income of the Borrower only to the extent of the amount of cash dividends or distributions paid by such subsidiary to the Borrower during such period and (y) the net income of Software Consult Micado AG shall be included in the calculation of Consolidated Net Income.

          "Consolidated  Subsidiary" means at any date any Subsidiary or other
           ------------------------
entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date.

          "Consolidated Tangible Net Worth" means with respect to the Borrower
           -------------------------------
and its Consolidated Subsidiaries at a particular date, an amount equal to (i) the aggregate par value of the outstanding shares of all classes of stock of the Borrower plus paid-in capital in excess of the par value of any shares of stock plus retained earnings, less (ii) the aggregate amount of all items and assets categorized as intangibles, including but not limited to "goodwill", customer lists, contract acquisition costs, covenants not to compete and capitalized software costs, all as on the consolidated balance sheet of the Borrower as determined in accordance with generally accepted accounting principals.

          "Conversion/Continuation  Date"  means  any  date  on  which,  under
           -----------------------------
Section 2.4, the Borrower (a) converts Committed Loans of one Type to another Type, or (b) continues as Committed Loans of the same Type, but with a new Interest Period, Committed Loans having Interest Periods expiring on such date.

          "Debt" of any Person means at any date, without duplication, (i) all
           ----
obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such Person to pay the deferred purchase price of property or services, except (x) trade accounts payable arising in the ordinary course of business and (y) any other accrued expenses incurred in the ordinary course of business, and (z) payment of amounts pursuant to a "contingent earn-out" or similar provisions the payment of which amounts is contingent upon the achievement of good faith performance targets, but only to the extent that such payment is not, or would not be, reflected as a liability on the balance sheet of such Person at such date, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.9(a), (f) and (k) and the definitions of Material Debt and Material Financial Obligations, all contingent obligations) of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit, (vi) all obligations of such Person with respect to Designated Swaps, but only to the extent that such obligations are, or would be reflected as a liability on the balance sheet of such Person at such date, (vii) all Debt secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (viii) all Debt of others Guaranteed by such Person. It is understood that the payment obligations of the Borrower to a counterparty under any equity swap (each such swap, a "Designated Swap") to be entered into between the Borrower and such
 --------------
counterparty with respect to shares of outstanding common stock of the Borrower in connection with the Borrower's share repurchase program shall not constitute "Debt" except as set forth in clause (vi) of the definition of Debt.

          "Default" means any condition or event which constitutes an Event of
           -------
Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

          "Defeased  Debt"  means  the Loan Notes (the "Loan Notes") of Policy
           --------------                               ----------
Management Systems International, Ltd. in the aggregate principal amount of 1,271,967 for which, as of the Closing Date, Policy Management Systems
International, Ltd. has deployed the assets described in Section 5.9(j) to retire such Loan Notes and all related interest expense; but only so long as the Loan Notes are not reflected as Debt on the consolidated financial statements of the Borrower most recently delivered pursuant to Sections
4.4(b),  5.1(a)  or  (b),  as  the  case  may  be.

          "Derivatives  Obligations"  of  any  Person means all obligations of
           ------------------------
such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

          "Domestic Lending Office" means, as to each Bank, its office located
           -----------------------
at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent.

          "Effective  Date" means the date this Agreement becomes effective in
           ---------------
accordance  with  Section  10.9.

          "Environmental  Laws"  means  any  and all federal, state, local and
           -------------------
foreign statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment, the effect of the environment on human health or to emissions, discharges or releases of pollutants, contaminants, Hazardous
Substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, Hazardous Substances or wastes or the clean-up or other remediation thereof.

          "ERISA"  means  the Employee Retirement Income Security Act of 1974,
           -----
as  amended,  or  any  successor  statute.

          "ERISA  Group" means the Borrower, any Subsidiary and all members of
           ------------
a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

          "Euro-Dollar  Lending  Office"  means,  as to each Bank, its office,
           ----------------------------
branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

          "Euro-Dollar  Committed  Loan"  means  any Committed Loan that bears
           ----------------------------
interest  based  on  the  LIBO  Rate.

          "Euro-Dollar  Rate  Loan"  means a Loan that bears interest based on
           -----------------------
the  LIBO  Rate.

          "Euro-Dollar Margin" means a rate per annum determined in accordance
           ------------------
with  the  Pricing  Schedule.

          "Euro-Dollar  Reserve  Percentage" means for any day that percentage
           --------------------------------
(expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category
                ------------------------
of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Rate Loans is determined or any category of extensions of credit or other assets which includes loans by , non-United States office of any Bank to United States residents).

          "Event  of  Default"  has  the  meaning  set  forth  in Section 6.1.
           ------------------

          "Facility  Fee  Rate"  has  the  meaning  set  forth in Section 2.9.
           -------------------

          "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
upward,  if  necessary,  to  the  nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if such day is not a Business Day, the
                      -------- ----
Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate quoted to BofA on such day on such transactions as determined by the Agent.

          "Guarantee"  by  any  Person  means  any  obligation,  contingent or
           ---------
otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take or pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part), provided that the term Guarantee shall
                                        -------- ----
not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.
                        ---------

          "Guarantor"  means  Cybertek  Corporation, Policy Management Systems
           ---------
International, Ltd., Policy Management Systems Investments, Inc., PMSI, L.P., and Cybertek Solutions, L.P. and each other Person who has executed this Agreement as a guarantor.

          "Hazardous  Substances"  means  any  toxic,  radioactive, caustic or
           ---------------------
otherwise hazardous substance, including petroleum, its derivatives, by-products and other hydrocarbons, or any substance having any constituent elements displaying any of the foregoing characteristics.

          "Indemnified  Liabilities"  means  any  and  all  liabilities,
           ------------------------
obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any insolvency proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto.

          "Indemnitee"  has  the  meaning  set  forth  in  Section  10.3(c)
           ----------

          "Interest  Period"  means  (i)  as to any Euro-Dollar Rate Loan, the
           ----------------
period commencing on the Borrowing Date such Loan is disbursed, or (in the case of any Euro-Dollar Rate Committed Loan) on the Conversion/Continuation
Date on which the Loan is converted into or continued as an Euro-Dollar Committed Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Notice of Borrowing, Notice of Conversion/Continuation or Competitive Bid Request, as the case may be; and
(ii) as to any Absolute Rate Bid Loan, a period of not less than 5 days and not more than 180 days as selected by the Borrower in the applicable Competitive Bid Request;

               (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

               (b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Business Day of a calendar month; and

               (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

          "Internal  Revenue Code" means the Internal Revenue Code of 1986, as
           ----------------------
mended,  or  any  successor  statute.

          "Investment" means any investment in any Person, whether by means of
           ----------
share purchase, capital contribution, loan, Guarantee, time deposit or otherwise (but not including any demand deposit).

          "Leverage  Ratio"  means  at  any date the ratio of (i) Consolidated
           ---------------
Funded  Debt  to  (ii)  Consolidated  Adjusted  Cash  Flow  minus  Capital
Expenditures.

          "LIBO  Rate"  means, for any Interest Period with respect to a LIBOR
           ----------
Bid Loan or Euro-Dollar Committed Loan the rate of interest per annum determined by the Agent to be the arithmetic mean (rounded upward to the nearest 1/16th of 1%) of the rates of interest per annum notified to the Agent by each Reference Bank as the rate of interest at which dollar deposits in the approximate amount of, in the case of LIBOR Bid Loans, the LIBOR Bid Loans to be borrowed in such Bid Loan Borrowing, and, in the case of Euro-Dollar Committed Loans, the Euro-Dollar Committed Loan to be made by such Reference Bank, and having a maturity comparable to such Interest Period, would be offered to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

          "LIBOR  Auction"  means  a solicitation of Competi-tive Bids setting
           --------------
forth  a  LIBOR  Bid  Margin  pursuant  to  Section  2.6.

          "LIBOR  Bid  Loan"  means any Bid Loan that bears interest at a rate
           ----------------
based  upon  the  LIBO  Rate.

          "LIBOR  Bid  Margin"  has  the  meaning  specified  in  subsection
           ------------------
2.6(c)(ii)(C).

          "Lien" means, with respect to any asset, any mortgage, lien, pledge,
           ----
charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, in respect of such asset. For the purposes of this Agreement, the Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "Loan"  means an extension of credit by a Bank to the Borrower under
           ----
Article  2,  and  may  be  a  Committed  Loan  or  a  Bid  Loan.

          "Material  Debt"  means  Debt  (other  than  the Notes and any loans
           --------------
solely between the Borrower and its Subsidiaries or between its Subsidiaries) of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal or face amount exceeding $20,000,000.

          "Material Financial Obligations" means a principal or face amount of
           ------------------------------
Debt and/or payment or collateralization obligations in respect of Derivatives Obligations of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, exceeding in the aggregate $20,000,000.

          "Material  Plan"  means at any time a Plan or Plans having aggregate
           --------------
Unfunded  Liabilities  in  excess  of  $3,000,000.

          "Material  Subsidiary" means, at any date, (i) any Subsidiary of the
           --------------------
Borrower whose total assets, total revenue or net income (or, in the case of a Subsidiary which has subsidiaries, consolidated total assets, total revenue or net income of such Subsidiary with its subsidiaries) are at least 5% of the consolidated total assets, total revenue or net income, respectively, of the Borrower and its Consolidated Subsidiaries (as shown on the consolidated financial statements of Borrower then most recently delivered) at or, as relevant, for the four consecutive fiscal quarters ended on or most recently prior to such date, (ii) any Subsidiary whose outstanding balance of Debt owed to the Borrower or any other Subsidiary (net of the aggregate amount of Debt owed to such Subsidiary by the Borrower or any other Subsidiary) exceeds $10,000,000 (as shown in the certificate of the Borrower listing its Material Subsidiaries then most recently delivered or (iii) any Subsidiary whose outstanding balance of Debt from the Borrower or any other Subsidiary (net of the aggregate amount of Debt owed by such Subsidiary by the Borrower or any other Subsidiary) exceeds $10,000,000 (as shown in the certificate of the Borrower listing its Material Subsidiaries then most recently delivered); provided that no foreign Subsidiary of the Borrower or of Policy Management
    ----  ----
Systems  International,  Ltd.  shall  be  deemed  to be a Material Subsidiary.

          "Multiemployer  Plan"  means at any time an employee pension benefit
           -------------------
plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

          "Notes"  means  the  Committed  Loan Notes, and the Bid Loans Notes.
           -----

          "Notice  of  Borrowing"  means a notice in substantially the form of
           ---------------------
Exhibit  B  hereto.
  --------

          "Notice  of Conversion/Continuation" means a notice in substantially
           ----------------------------------
the  form  of  Exhibit  C  hereto.
               ----------

          "Obligor"  means  the  Borrower  and  each  Guarantor.
           -------

          "Parent"  means,  with  respect  to any Bank, any Person controlling
           ------
such  Bank.

          "Participant"  has  the  meaning  set  forth  in  Section  10.6(b)
           -----------

          "PBGC"  means the Pension Benefit Guaranty Corporation or any entity
           ----
succeeding  to  any  or  all  of  its  functions  under  ERISA.

          "Person"  means  an  individual,  a corporation, a limited liability
           ------
company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Plan"  means  at  any  time an employee pension benefit plan (other
           ----
than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

          "Pricing  Schedule" means the Schedule attached hereto identified as
           -----------------
such.

          "Pro  Rata  Share" means, as to any Bank at any time, the percentage
           ----------------
equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

          "Reference  Rate"  means the rate of interest in effect for such day
           ---------------
as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.)

          Any change in the Reference Rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Reference  Banks"  means  BofA  and  Wachovia  Bank,  N.A.
           ----------------

          "Regulation  U"  means Regulation U of the Board of Governors of the
           -------------
Federal  Reserve  System,  as  in  effect  from  time  to  time.

          "Required  Banks" means at any time Banks having at least 51% of the
           ---------------
aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least 51% of the aggregate unpaid principal amount of the Loans.

          "Responsible  Officer"  means  the  chief  executive  officer or the
           --------------------
president of the Borrower, any other officer having substantially the same authority and responsibility, or the general counsel of the Borrower; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Borrower, or any other officer having substantially the same authority and responsibility.

          "Restricted Payment" means (i) any dividend or other distribution on
           ------------------
any shares of the Borrower's capital stock (except dividends payable solely in shares of its capital stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's capital stock or (b) any option, warrant or other right to acquire shares of the Borrower's capital stock (but not including payments of principal, premium (if any) or interest made pursuant to the terms of convertible debt securities prior to conversion).

          "Revolving  Credit  Period"  means the period from and including the
           -------------------------
Effective  Date  to  but  not  including  the  Termination  Date.

          "Subsidiary"  means,  as  to  any  Person,  any corporation or other
           ----------
entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person or any other entity the management of which is directly or indirectly controlled by such Person; unless otherwise specified, "Subsidiary"
                                                                   ----------
means  a  Subsidiary  of  the  Borrower.

          "Temporary  Cash  Investment"  means  any  Investment  in (i) direct
           ---------------------------
obligations of the United States or any agency thereof or the Commonwealth of Australia, or obligations guaranteed by the United States or any agency thereof or the Commonwealth of Australia, (ii) commercial paper rated at least A-1 by Standard & Poor's Rating Group and P-l by Moody's Investors Service, Inc., (iii) time deposits with, including certificates of deposit issued by, any office located in the United States of (x) any Bank or (y) any bank or trust company which is organized under the laws of the United States or any state thereof or the United Kingdom and has capital, surplus and undivided profits aggregating at least $750,000,000, (iv) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause
(iii) above or (v) municipal bonds issued by municipalities located in the United States rated at least A or the equivalent thereof by Standard & Poor's Rating Group or A2 or the equivalent thereof by Moody's Investors Service, Inc. and, if such bonds are rated by both such agencies, then at least A or the equivalent thereof by Standard & Poor's Rating Group and A2 or the equivalent thereof by Moody's Investors Service, Inc.; and (vi) Debt securities of any Person which are rated at least A or the equivalent thereof by Standard & Poor's Rating Group or A2 or the equivalent thereof by Moody's
                                    --
Investors  Service,  Inc.  and, if such Debt securities are rated by both such agencies, then at least A or the equivalent thereof by Standard & Poor's Rating Group and A2 or the equivalent thereof by Moody's Investors Service,
               ---
Inc.;  provided  that  any Investment described in clauses (i), (ii), (iii) or
       --------
(iv) matures within one year from the date of acquisition thereof by the Borrower or a Subsidiary and any Investment described in clause (vi) matures within 90 days from the date of acquisition thereof by the Borrower or a Subsidiary.

          "Termination  Date"  means  August  8,  2002.
           -----------------

          "Total Shareholders' Equity" means, as of any date of determination,
           --------------------------
the shareholders' equity at such date of the Borrower and its Consolidated Subsidiaries, as determined in accordance with generally accepted accounting principles.

          "Type"  has  the  meaning  specified  in the definition of Committed
           ----
Loan.

          "Unfunded  Liabilities" means, with respect to any Plan at any time,
           ---------------------
the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

          "United  States"  means  the United States of America, including the
           --------------
States and the District of Columbia, but excluding its territories and possessions.

     SECTION 1.2 Accounting Terms and Determinations. ----------------------------------- Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated
Subsidiaries  delivered  to the Banks; provided that, if the Borrower notifies
                                       -------- ----
the Agent that the Borrower wishes to amend any covenant in Article 5 to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Borrower that the Required Banks wish to amend Article 5 for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.

     ARTICLE  2
     THE  CREDIT

     SECTION  2.1    Commitments to Lend.
                     -------------------
During the Revolving Credit Period, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower from time to time pursuant to this Section 2.1 in amounts such that
(a) the aggregate principal amount of Committed Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment and (b) after giving effect to any Committed Borrowing, the aggregate amount of all outstanding Committed Loans plus the aggregate amount of all Bid Loans outstanding shall not exceed the combined Commitments of all the Banks. Each Borrowing under this Section shall be in an aggregate principal amount of $15,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount of the unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay, or to the extent permitted by Section 2.12, prepay Loans and reborrow at any time during the Revolving Credit Period under this Section.

     SECTION 2.2  Procedure for Committed Borrowing.2
                  ---------------------------------
          (a)          The  Borrower shall give the Agent notice (a "Notice of
                                                                     ---------
Borrowing")  not  later than 7:30 a.m. (San Francisco time) on (x) the date of
     ----
each Borrowing with respect to Base Rate Committed Loans, (y) the third Business Day before each Borrowing with respect to Euro-Dollar Committed Loans, specifying:

          (i)    the  date  of  such  Borrowing, which shall be a Business Day

          (ii)    the  aggregate  amount  of  such  Borrowing;

          (iii) whether the Loans comprising such Borrowing are to be, Base Rate Committed Loans or Euro-Dollar Committed Loans; and

          (iv) in the case of a Borrowing with respect to Euro-Dollar Committed Loans, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

          (b) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower, except pursuant to an election made by the Borrower as expressly permitted by the last sentence of Section 8.1.

          (c) Not later than 9:00 a.m. (San Francisco time) on the date of each Borrowing, each Bank shall (except as provided in subsection (d) of this Section) make available its ratable share of such Borrowing, in Federal or other funds immediately available, to the Agent at its address referred to in
Section 10.1. Unless the Agent determines that any applicable condition specified in Article 3 has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address.

          (d) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsections (c) of this Section and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent within three Business Days of demand therefor such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate or the interest rate applicable thereto pursuant to Section 2.8 or (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

     SECTION  2.3  Notes.  (a)  The Committed Loans and the Bid
                   -----
Loans of each Bank shall be evidenced by one or more notes (the Committed Loan Notes and the Bid Loan Notes, respectively) payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

          (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A-1 or A-2 hereto with
                                                -----------    ---
appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such
                                                                 ----
Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

          (c) Upon receipt of each Bank's Committed Loan Note or Bid Loan Note pursuant to Section 3.1(a), the Agent shall forward such Committed Loan Note or Bid Loan Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and may, if such Bank so elects in connection with any transfer or enforcement of its Committed Loan Note or Bid Loan Note, endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any
                                              -------- ----
Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Committed Loan Note or Bid Loan Note. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Committed Loan Note or Bid Loan Note and to attach to and make a part of its Committed Loan Note or Bid Loan Note a continuation of any such schedule as and when required.

     SECTION  2.4    Conversion  and  Continuation Elections for Committed
                     -----------------------------------------------------
Borrowings.    (a)    The Borrower may, upon irrevocable written notice to the
   -------
Agent  in  accordance  with  subsection  2.4(b):

               (i) elect, as of any Business Day, in the case of Base Rate Committed Loans, or as of the last day of the applicable Interest Period, in the case of any other Type of Committed Loans, to convert any such Committed Loans (or any part thereof in an amount not less than $15,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into Committed Loans of any other Type; or

               (ii) elect, as of the last day of the applicable Interest Period, to continue any Committed Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $15,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided,  that  if  at any time the aggregate amount of Euro-Dollar Committed
--------
Loans in respect of any Committed Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $15,000,000, such Euro-Dollar Committed Loans shall automatically convert into Base Rate Committed Loans, and on and after such date the right of the Borrower to continue such Committed Loans as, and convert such Committed Loans into, Euro-Dollar Committed Loans shall terminate.

          (b) The Borrower shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 7:30 a.m. (San Francisco time) at least (i) three Business Days in advance of the Conversion/Continuation Date, if the Committed Loans are to be converted into or continued as Euro-Dollar Committed Loans; and (ii) on the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Committed Loans, specifying:

               (A)          the  proposed  Conversion/Continuation  Date;

               (B) the aggregate amount of Committed Loans to be continued or converted;

               (C) the Type of Committed Loans resulting from the proposed conversion or continuation; and

               (D) other than in the case of conversions into Base Rate Committed Loans, the duration of the requested Interest Period.

          (c) If upon the expiration of any Interest Period applicable to Euro-Dollar Committed Loans, the Borrower has failed to select timely a new Interest Period to be applicable to such Euro-Dollar Committed Loans, or if any Default or Event of Default then exists, the Borrower shall be deemed to have elected to convert such Euro-Dollar Committed Loans into Base Rate Committed Loans effective as of the expiration date of such Interest Period.

          (d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Borrower, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Committed Loans with respect to which the notice was given held by each Bank.

          (e) Unless the Required Banks otherwise consent, during the existence of a Default or Event of Default, the Borrower may not elect to have a Committed Loan converted into or continued as an Euro-Dollar Committed Loan.

     SECTION  2.5    Bid  Borrowings.  In
                     ---------------
addition to Committed Borrowings pursuant to Section 2.2, each Bank severally agrees that the Borrower may, as set forth in Section 2.6, from time to time request the Banks prior to the Termination Date to submit offers to make Bid Loans to the Borrower; provided, however, that the Banks may, but shall have
                         --------  -------
no obligation to, submit such offers and the Borrower may, but shall have no obligation to, accept any such offers; and provided, further, that at no time
                                            --------  -------
shall (a) the outstanding aggregate principal amount of all Bid Loans made by all Banks, plus the outstanding aggregate principal amount of all Committed Loans made by all Banks exceed the combined Commitments of all the Banks; or
(b) the number of Interest Periods for Bid Loans then outstanding plus the number of Interest Periods for Committed Loans then outstanding exceed 10.

     SECTION 2.6  Procedure for Bid Borrowings.
                  ----------------------------
(a)  When the Borrower wishes to request the
Banks  to  submit offers to make Bid Loans hereunder, it shall transmit to the
Agent by telephone call followed promptly by facsimile transmission a notice in substantially the form of Exhibit G hereto (a "Competitive Bid Request") so
                             ---------            -----------------------
as to be received no later than 7:00 a.m. (San Francisco time) (x) four Business Days prior to the date of a proposed Bid Borrowing in the case of a LIBOR Auction, or (y) one Business Days prior to the date of a pro-posed Bid Borrowing in the case of an Absolute Rate Auction, specifying:

               (i)   the date of such Bid Borrowing, which shall be a Business
Day;

               (ii) the aggregate amount of such Bid Borrowing, which shall be a minimum amount of $1,000,000 or in multiples of $500,000 in excess thereof;

               (iii) whether the Competitive Bids requested are to be for LIBOR Bid Loans or Absolute Rate Bid Loans or both; and

               (iv) the duration of the Interest Period appli-cable thereto, subject to the provisions of the definition of "Interest Period" herein.

Subject to subsection 2.6(c), the Borrower may not request Competitive Bids for more than three Interest Periods in a single Competitive Bid Request and may not request Competitive Bids more than once in any period of five Business Days.

          (b)    Upon  receipt  of  a  Competitive Bid Request, the Agent will promptly send to the Banks by facsimile transmission an Invitation for Competitive Bids in substantially the form of Exhibit H hereto, which shall
                                                 ---------
constitute an invitation by the Borrower to each Bank to submit Competitive Bids offering to make the Bid Loans to which such Competitive Bid Request relates in accordance with this Section 2.6.

          (c) (i) Each Bank may at its discretion submit a Competitive Bid containing an offer or offers to make Bid Loans in response to any Invitation for Com-petitive Bids. Each Competitive Bid must comply with the requirements of this subsection 2.6(c) and must be submitted to the Agent by facsimile transmis-sion at the Agent's office for notices set forth on the signature pages hereto not later than (1) 6:30 a.m. (San Francisco time) three Business Days prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (2) 6:30 a.m. (San Francisco time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction; provided that Competitive
                                                     -------- ----
Bids submitted by the Agent (or any affiliate of the Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (A) 6:15 a.m. (San Francisco time) three Business Days prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (B) 6:15 a.m. (San Francisco time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction.

               (ii) Each Competitive Bid shall be in substantially the form of Exhibit I hereto, specifying therein:
    ----------

                    (A)    the  proposed  date  of  Borrowing;

                    (B) the principal amount of each Bid Loan for which such Competitive Bid is being made, which principal amount (x) may be equal to, greater than or less than the Commitment of the quoting Bank, (y) must be $1,000,000 or in multiples of $500,000 in excess thereof, and (z) may not exceed the principal amount of Bid Loans for which Competitive Bids were requested;

                    (C) in case the Borrower elects a LIBOR Auction, the margin above or below LIBOR (the "LIBOR Bid Margin") offered for each such Bid
                                  ----------------
Loan, expressed in multiples of 1/1000th of one basis point to be added to or subtracted from the applicable LIBOR and the Interest Period applicable thereto;

                    (D) in case the Borrower elects an Absolute Rate Auction, the rate of interest per annum expressed in multiples of 1/1000th of one basis point (the "Absolute Rate") offered for each such Bid Loan and the Interest
              --------------
Period  applicable  thereto;  and

                    (E)    the  identity  of  the  quoting  Bank.

     A Competitive Bid may contain up to three separate offers by the quoting Bank with respect to each Inter-est Period specified in the related Invitation for Competitive Bids.

               (iii)    Any  Competitive  Bid  shall  be  disregarded  if  it:

                    (A)    is  not  substantially in conformity with Exhibit I
                                                                     ---------
hereto  or  does  not  specify  all  of the information required by subsection
(c)(ii)  of  this  Section;

                    (B)  contains qualifying, conditional or similar language;

                    (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bids; or

                    (D)    arrives  after  the  time  set  forth in subsection
(c)(i).

          (d)  Promptly on receipt and not later than 7:00 a.m. (San Francisco time) three Business Days prior to the proposed date of Borrowing in the case of a LIBOR Auction, or 7:00 a.m. (San Francisco time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction, the Agent will notify the Borrower of the terms (i) of any Competitive Bid submitted by a Bank that is in accordance with subsection 2.6(c), and (ii) of any Competitive Bid that amends, modifies or is otherwise inconsistent with a previous Competitive Bid submitted by such Bank with respect to the same Competitive Bid Request. Any such subsequent Competitive Bid shall be disregarded by the Agent unless such subsequent Competitive Bid is submitted solely to correct a manifest error in such former Competitive Bid and only if received within the times set forth in subsection 2.6(c). The Agent's notice to the Borrower shall specify (1) the aggre-gate principal amount of Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Request; and
(2) the respective principal amounts and LIBOR Bid Margins or Absolute Rates, as the case may be, so offered. Subject only to the provisions of Sections
8.2 and 3.2 hereof and the provisions of this subsection (d), any Competitive Bid shall be irrevocable except with the written consent of the Agent given on the written instructions of the Borrower.

          (e) Not later than 7:30 a.m. (San Francisco time) three Business Days prior to the proposed date of Borrowing, in the case of a LIBOR Auction, or 7:30 a.m. (San Francisco time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction, the Borrower shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection 2.6(d). The Borrower shall be under no obligation to accept any offer and may choose to reject all offers. In the case of acceptance, such notice shall specify the aggregate principal amount of offers for each Interest Period that is accepted. The Borrower may accept any Competitive Bid in whole or in part; provided that:
                          --------  ----

               (i) the aggregate principal amount of each Bid Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Request;

               (ii) the principal amount of each Bid Borrowing must be $1,000,000 or in any multiple of $500,000 in excess thereof;

               (iii) acceptance of offers may only be made on the basis of ascending LIBOR Bid Margins or Absolute Rates within each Interest Period, as the case may be; and

               (iv) the Borrower may not accept any offer that is described in subsection 2.6(c)(iii) or that otherwise fails to comply with the requirements of this Agreement.

          (f) If offers are made by two or more Banks with the same LIBOR Bid Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Bid Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in such multiples, not less than $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determination by the Agent of the amounts of Bid Loans shall be conclusive in the absence of manifest error.

          (g) (i) The Agent will promptly notify each Bank having submitted a Competitive Bid if its offer has been accepted and, if its offer has been accepted, of the amount of the Bid Loan or Bid Loans to be made by it on the date of the Bid Borrowing.

               (ii) Each Bank which has received notice pur-suant to subsection 2.6(g)(i) that its Competitive Bid has been accepted, shall make the amounts of such Bid Loans available to the Agent for the account of the Borrower at the Agent's Payment Office, by 11:00 a.m. (San Francisco time) in the case of Absolute Rate Bid Loans, and by 11:00 a.m. (San Francisco time) in the case of LIBOR Bid Loans, on such date of Bid Bor-row-ing, in funds immediately available to the Agent for the account of the Borrower at the Agent's Payment Office.

               (iii) Promptly following each Bid Borrowing, the Agent shall notify each Bank of the ranges of bids submitted and the highest and lowest Bids accepted for each Interest Period requested by the Borrower and the aggregate amount borrowed pursuant to such Bid Borrowing.

               (iv) From time to time, the Borrower and the Banks shall furnish such information to the Agent as the Agent may request relating to the making of Bid Loans, including the amounts, interest rates, dates of Borrowings and maturities thereof, for purposes of the allocation of amounts received from the Borrower for payment of all amounts owing hereunder.

          (h) If, on or prior to the proposed date of a Borrowing, the Commitments have not been terminated and if, on such proposed date of a Borrowing all applicable conditions to funding referenced in Sections 8.2 and
3.2 hereof are satisfied, the Banks whose offers the Borrower has accepted will fund each Bid Loan so accepted. Nothing in this Section 2.6 shall be construed as a right of first offer in favor of the Banks or to otherwise limit the ability of the Borrower to request and accept credit facilities from any Person (including any of the Banks), provided that no Default or Event of
                                          -------- ----
Default would otherwise arise or exist as a result of the Borrower executing, delivering or performing under such credit facilities.

     SECTION  2.7    Maturity of Loans.
                     -----------------
          (a) The Borrower shall repay to the Banks on the Termination Date the aggregate principal amount of Committed Loans outstanding on such date.

          (b) The Borrower shall repay each Bid Loan on the last day of the relevant Interest Period.

     SECTION  2.8  Interest Rates. (a)  Each
                   --------------
Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable on the last day of each calendar quarter. Any overdue principal of or interest on any Base Rate Committed Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Committed Loans for such day.

          (b) Each Euro-Dollar Committed Rate Loan shall bear interest on the outstanding principal amount thereof, for each day during the Interest Period applicable thereto, at a rate per annum equal to the sum of the Euro-Dollar Margin for such day plus the LIBO Rate applicable to such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

          (c) Each Bid Loan shall bear interest on the outstanding principal amount thereof from the relevant Borrowing Date at a rate per annum equal to the LIBO Rate plus (or minus) the LIBOR Bid Margin, or at the Absolute Rate, as the case may be. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

          (d) Any overdue principal of or interest on any Euro-Dollar Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the higher of (i) the sum of 2% plus the Euro-Dollar Margin for such day plus the LIBO Rate applicable to the Interest Period for such Loan or (ii) the sum of 2% plus the Euro-Dollar Margin for such day plus the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Reference Banks are offered to such Reference Bank in the London interbank market for the applicable period determined as provided above (or, if the circumstances described in clause (a) or (b) of Section 8.1 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Committed Loans for such day).

          (e) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of error.

          (f) Each Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.1 shall apply.

     SECTION  2.9  Fees.  The Borrower shall pay to the Agent for
                   ----
the account of the Banks ratably a facility fee at the Facility Fee Rate (determined daily in accordance with the Pricing Schedule). Such facility fee shall accrue (i) from and including the Effective Date to but excluding the date of termination of the Commitments in their entirety, on the daily aggregate amount of the Commitments (whether used or unused) and (ii) from and including such date of termination to but excluding the date the Loans shall be repaid in their entirety, on the daily aggregate outstanding principal amount of the Loans. Subject to the third sentence of Section 2.13(a), accrued fees under this Section shall be payable quarterly in arrears on each September 30, December 31, March 31 and June 30 and on the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety).

     SECTION  2.10    Optional  Termination  or  Reduction  of  Commitments
                      -----------------------------------------------------
During the Revolving Credit Period, the Borrower may, upon at least three Business Days' notice to the Agent, (i) terminate the Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $15,000,000 or a larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

     SECTION  2.11    Mandatory  Termination  of  Commitments.
                      ---------------------------------------  The
Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

     SECTION  2.12    Optional  Prepayments.
                      ---------------------
(a)  Subject in the case of any Euro-Dollar Borrowing to Section
2.14, the Borrower may, upon at least one Business Day's notice to the Agent, prepay any Base Rate Loan or upon at least three Business Days' notice to the Agent, prepay any Euro-Dollar Committed Loan, in each case in whole at any time, or from time to time in part in amounts aggregating $5,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Committed Loans of the several Banks included in such Borrowing.

          (b) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice shall not thereafter be revocable by the Borrower.

          (c)    Bid  Loans  may  not  be  voluntarily  prepaid.

     SECTION 2.13  General Provisions as to Payments.
                   ---------------------------------
(a)  The Borrower shall make
each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 9:00 a.m. (San Francisco time) on the date when due, in Federal or other funds immediately available, to the Agent at its address referred to in Section 10.1. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Loans (other than Euro-Dollar Rate Loans) or of fees shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. Whenever any payment of principal of, or interest on, a Euro-Dollar Rate Loan shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

          (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

     SECTION  2.14   Funding Losses.14  If the
                     --------------
Borrower makes any payment of principal with respect to any Euro-Dollar Rate Loan (pursuant to Article 2, 6 or 8 or otherwise) on any day other than the last day of the Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.8(d), or if the Borrower fails to borrow, prepay, convert or continue any Euro-Dollar Rate Loans after notice has been given to any Bank in accordance with Section 2.2(b) or 2.4, the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow or prepay, provided that such Bank shall have delivered to the
                         --------  ----
Borrower a certificate detailing the calculation by such Bank as to the amount of such loss or expense, which certificate shall be conclusive in the absence of error.

     SECTION  2.15    Computation  of  Interest  and  Fees
                      ------------------------------------
Interest based on the
Reference Rate hereunder shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest and fees shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

     SECTION  2.16    Regulation  D Compensation.
                      --------------------------
Each Bank may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Committed Loans, additional interest on the related Euro-Dollar Committed Loan of such Bank at a rate per annum determined by such Bank up to but not exceeding the excess of (i) (A) the applicable LIBO Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the applicable LIBO Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify the Borrower and the Agent, in which case such additional interest on the Euro-Dollar Committed Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Business Days after the giving of such notice and with respect to which Interest Period the Borrower has not delivered a Notice of Borrowing prior to receipt by the Borrower of such notice by such Bank and (y) shall notify the Borrower at least five Business Days prior to each date on which interest is payable on the Euro-Dollar Committed Loans of the amount then due it under this Section.

     ARTICLE  3
     CONDITIONS

     SECTION  3.1  Closing.  The obligation of each Bank to
                   -------
make its initial Committed Loan hereunder, and to receive through the Agent the initial Competitive Bid Request, is subject to the condition that the Agent shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:

          (a) This Agreement and the Notes, if requested by any Bank, executed by each party thereto;

          (b)          (i)  an  opinion of Nelson Mullins Riley & Scarborough,
L.L.P.,  counsel  for  the  Obligors, substantially in the form of Exhibit D-1
                                                                   -----------
hereto, (ii) an opinion of the General Counsel of the Obligors, substantially in the form of Exhibit D-2 hereto, and (iii) an opinion of Delaware counsel
                  -----------
for Policy Management Systems Investments, Inc., substantially in the form of Exhibit D-3 hereto, and in each case covering such additional matters relating
-----------
to the transactions contemplated hereby as the Required Banks may reasonably request;

          (c) evidence of payment by the Borrower of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney
Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided
                                                                      --------
that such estimate shall not thereafter preclude final settling of accounts between the Borrower and BofA).

          (d) evidence satisfactory to the Agent that the Borrower shall have paid in full to BancAmerica Securities Inc., as Arranger, fees in the amounts previously agreed upon between them;

          (e) all documents the Agent may reasonably request relating to the existence of the Obligors, the corporate authority for and the validity of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

          (f)    Certificate.   A certificate signed by a Responsible Officer,
                 -----------
dated  as  of  the  Closing  Date,  stating  that:

               (i) the representations and warranties contained in Article 4 are true and correct on and as of such date, as though made on and as of such date;

               (ii) no Default or Event of Default exists or would result from the initial Borrowing; and

               (iii) there has occurred since December 31, 1996, no event or circumstance that has resulted or could reasonably be expected to result in a material adverse effect on the consolidated business, financial condition, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole; and

          (g) Evidence satisfactory to the Agent that the existing credit agreement among the Borrower, Morgan Guaranty Trust Company of New York, as Agent, J.P. Morgan Securities Inc., as arranger and the banks and guarantors party thereto, has been terminated and all outstanding obligations thereunder have been repaid or will be repaid with the proceeds of the initial Loan.

     The Agent shall promptly notify the Borrower and the Banks of the Closing Date, and such notice shall be conclusive and binding on all parties hereto.

     SECTION 3.2  Borrowings.  The obligation of each
                  ----------
Bank to make any Committed Loan to be made by it, and the obligation of any Bank to make any Bid Loan as to which the Borrower has accepted the relevant Competitive Bid (including its initial Loan), is subject to the satisfaction of the following conditions precedent on the relevant disbursement date:

          (a)     receipt by the Agent of a Notice of Borrowing as required by
Section  2.2  or  2.6;

          (b) the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

          (c) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing; and

          (d) the fact that the representations and warranties of the Obligors contained in this Agreement shall be true in all material respects on and as of the date of such Borrowing.

     Each Notice of Borrowing and Competitive Bid Request hereunder shall be deemed to be a representation and warranty on the date of such Borrowing by the Borrower as to the facts specified in clauses (b), (c) and (d) of this Section and by each other Obligor, with respect to itself only, as to the facts specified in clause (d) of this Section.

     ARTICLE  4
     REPRESENTATIONS  AND  WARRANTIES

     The Borrower represents and warrants (and each Guarantor represents and warrants, with respect to itself only, as to the matters set forth in Section 4.12) that:

     SECTION  4.1    Corporate  Existence and Power
                     ------------------------------
The Borrower is a corporation duly
incorporated and validly existing under the laws of the State of South Carolina, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     SECTION 4.2  Corporate and Governmental Authorization: No Contravention
                  ----------------------------------------------------------
The execution, delivery and
performance by the Borrower of this Agreement and the Notes are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or by-laws of the Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

     SECTION  4.3    Binding  Effect. This
                     ---------------
Agreement constitutes a valid and binding agreement of the Borrower and each Note, when executed and delivered in accordance with this Agreement, will constitute a valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms.

      SECTION  4.4    Financial Information.
                      ---------------------
(a) The consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of December 31, 1996 and the related consolidated statements of income and cash flows and changes in stockholders' equity for the fiscal year then ended, reported on by the Borrower's independent public accountants and set forth in the Borrower's 1996 Form 10-K, a copy of which has been delivered to each of the Banks, fairly present in all material respects and in conformity with generally accepted accounting principles, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year.

          (b) The unaudited consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of March 31, 1997, and the related unaudited consolidated statements of income and cash flows for the three months then ended, set forth in the Borrower's Latest Form 10-Q, a copy of which has been delivered to each of the Banks, fairly present in all material respects and in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) of this Section, the consolidated financial position of the Borrower and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such three month period (subject to normal year-end adjustments).

          (c) Except as disclosed in the Borrower's Latest Form 10-Q, since December 31, 1996, there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

     SECTION 4.5  Litigation.  Except as disclosed in
                  ----------
the Borrower's 1996 Form 10-K and the Borrower's Latest Form 10-Q, there is no action, suit or proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a likelihood of an adverse decision which could materially adversely affect (i) the business of the Borrower and its Consolidated Subsidiaries, considered as a whole, (ii) the consolidated financial position of the Borrower and its Consolidated Subsidiaries, considered as a whole or (iii) the consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole (considered on an annual basis), or which in any manner draws into question the validity or enforceability of this Agreement or the Notes.

     SECTION  4.6    Compliance with ERISA
                     ---------------------
Except as set forth on Schedule 4.6 hereto, each member of the
                       ------------
ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA, and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

     SECTION 4.7  Environmental Matters
                  ---------------------
The Borrower has reasonably concluded that the liabilities and costs associated with the effect of Environmental Laws on the business, operations and properties of the Borrower, including the costs of compliance with Environmental Laws, are unlikely to have a material adverse effect on the consolidated business, financial condition, results of operations or prospects of the Borrower and its Consolidated Subsidiaries, considered as a whole.

     SECTION  4.8    Taxes. The Borrower and its Subsidiaries
                     -----
have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Subsidiary, other than any such assessment which is being protested under the administrative procedure provided in the taxing jurisdiction proposing such assessment. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxed or other governmental charges (including without limitation any assessments which are being protested as described in the immediately preceding sentence) are, in the opinion of the Borrower, adequate.

     SECTION  4.9    Material  Subsidiaries.
                     ----------------------
(a) Each of the Borrower's corporate Material Subsidiaries is a corporation duly incorporated, validly existing and in good standing (if such concept is applicable in the relevant jurisdiction of incorporation) under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          (b) Each of the Borrower's Material Subsidiaries which is a partnership is a partnership duly formed pursuant to applicable laws and is validly existing and in good standing (if such concept is applicable in the relevant jurisdiction of formation) under the laws of its jurisdiction of formation, and has all partnership powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

          (c) The Guarantors are all of the Material Subsidiaries of the Borrower.

     SECTION  4.10    Regulatory  Restrictions  on  Borrowing.
                      ---------------------------------------
The Borrower
is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended, a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended, or otherwise subject to any regulatory scheme which restricts its ability to incur debt.

     SECTION  4.11   Full Disclosure.  All
                     ---------------
information (other than financial projections) heretofore furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby, taken as a whole, is, and all such written information (other than financial projections) hereafter furnished by the Borrower to the Agent or any Bank, taken as a whole, will be, true and accurate in all material respects on the date as of which such information is stated or certified. All financial projections delivered or to be delivered to the Banks have been or will be prepared on the basis of the assumptions stated therein. Such projections represent the Borrower's reasonable good faith estimate of the Borrower's future financial performance and such assumptions are believed by the Borrower to be fair in light of current business conditions. The Borrower cannot give any assurances that any projections will be realized. The Borrower has disclosed to the Banks in writing any and all facts, known trends or uncertainties the Borrower reasonably expects will have a material and adverse effect on or may affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower and its Consolidated Subsidiaries, taken as a whole, or the ability of the Obligors to perform their obligations under this Agreement.

     SECTION  4.12    Representations  of  Guarantors.
                      -------------------------------
(a) Each corporate Guarantor is a
corporation duly incorporated, validly existing and in good standing (if such concept is applicable in the relevant jurisdiction of incorporation) under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The execution, delivery and performance by each corporate Guarantor of this Agreement are within such Guarantor's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Guarantor or result in the creation or imposition of any Lien on any asset of such Guarantor.

          (b) Each Guarantor which is a limited partnership is a limited partnership duly formed pursuant to applicable laws and is validly existing and in good standing (if such concept is applicable in the relevant jurisdiction of formation) under the laws of the jurisdiction of its formation, and has all partnership powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted. The execution, delivery and performance by each Guarantor which is a limited partnership of this Agreement are within such Guarantor's partnership powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the partnership agreement of such Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Guarantor or result in the creation or imposition of any Lien on any asset of such Guarantor.

          (c) This Agreement constitutes a valid and binding agreement of each Guarantor in each case enforceable in accordance with its terms.

     ARTICLE 5
     COVENANTS

     The Borrower agrees that, so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

     SECTION  5.1   Information.  The Borrower will
                    -----------
deliver  to  each  of  the  Banks:

          (a) within 2 Business Days after the filing of each Form 10-K by the Borrower with the Securities and Exchange Commission (and in any event no later than 120 days after the end of each fiscal year of the Borrower), a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such fiscal year and the related consolidated statements of income and cash flows and changes in stockholders' equity for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on in a manner acceptable to the Securities and Exchange Commission and accompanied by a report of independent public accountants or nationally recognized standing in scope and manner acceptable to the Securities and Exchange Commission;

          (b) within 2 Business Days after the filing of each Form 10-Q by the Borrower with the Securities and Exchange Commission (and in any event no later than 90 days after the end of each of the first three quarters of each fiscal year of the Borrower), a consolidated balance sheet of the Borrower and its Consolidated Subsidiaries as of the end of such quarter and the related consolidated statements of income and cash flows for such quarter and for the portion of the Borrower's fiscal year ended at the end of such quarter, setting forth in the case of such statements of income and cash flows, in comparative form the figures for the corresponding quarter and the corresponding portion of the Borrower's previous fiscal year, all certified (subject to normal year-end adjustments) as to fairness of presentation, generally accepted accounting principles and consistency by the chief financial officer or the chief accounting officer of the Borrower;

          (c) simultaneously with the delivery of each set of financial statements referred to in clauses (a) and (b) above, a certificate of the chief financial officer or the chief accounting officer of the Borrower substantially in the form of Exhibit E hereto (i) setting forth in reasonable
                              ---------
detail the calculations required to establish whether the Borrower was in compliance with the requirements of Sections 5.7 to 5.14, inclusive, on the date of such financial statements, (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto and (iii) listing all Material Subsidiaries on the date of such financial statements;

          (d) simultaneously with the delivery of each set of annual financial statements referred to in clause (a) above, a statement of the firm of independent public accountants which reported on such statements substantially in the form of Exhibit F hereto (i) whether anything has come to
                             ---------
their attention to cause them to believe that any Default existed on the date of such statements and (ii) confirming the calculations set forth in the officer's certificate delivered simultaneously with the annual financial statements in accordance with clause (c) above;

          (e) within five Business Days after the chief financial officer, the controller, the general counsel or any other officer of the Borrower who is directly responsible for the administration by the Borrower of this Agreement obtains knowledge of any Default, if such Default is then continuing, a certificate of the chief financial officer or the controller of the Borrower setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

          (f) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

          (g) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and reports on Forms 10-K, 10-Q and 8-K (or their equivalents) which the Borrower shall have filed with the Securities and Exchange Commission;

          (h) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application;
(v) gives notice of intent to terminate any Plan under Section 4041(C) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the ERISA Group is required or proposes to take; and

     (i) from time to time such additional information regarding the financial position or business of the Borrower and its Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

     SECTION  5.2  Payment of Obligations.
                   ----------------------
The Borrower will pay and discharge, and will cause each Subsidiary to pay and discharge, at or before maturity, all their respective material obligations and liabilities (including, without limitation, tax liabilities and claims of materialmen, warehousemen and the like which if unpaid might by law give rise to a Lien, but excluding any intercompany loans), except where the same may be contested in good faith by appropriate proceedings, and will maintain, and will cause each Subsidiary to maintain, in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same.

     SECTION  5.3    Maintenance  of  Property;  Insurance.
                     -------------------------------------
(a)  The Borrower will
keep, and will cause each Material Subsidiary to keep, all property useful and necessary in its business in good working order and condition or covered by adequate insurance in accordance with Section 5.3(b), ordinary wear and tear excepted.

          (b) The Borrower will maintain, and will cause each Material Subsidiary to maintain, or be covered under, (i) physical damage insurance on all real and personal property on an all risks basis (including the perils of flood and quake), covering the repair and replacement cost of all such property and consequential loss coverage for extra expense and (ii) public liability insurance (including products/completed operations liability coverage) all on terms and conditions and in scope substantially commensurate with that which is currently maintained as described on Schedule 5.3 hereto
                                                           ------------
and evidenced by the certificate contemplated by clause (w) of the second following sentence and with risk retention thereunder up to an amount which in the good faith business judgement of the Borrower's or such Material Subsidiary's management could not reasonably be expected to expose the Borrower or such Material Subsidiary to a materially adverse noninsured loss. All such insurance shall be provided by insurers having an A.M. Best policyholders rating of not less than B+ or such other insurers as the Required Banks may approve in writing. The Borrower will deliver to the Agent for distribution to each of the Banks (w) on the date of the first Borrowing hereunder, a certificate dated such date showing the amount of coverage as of such date, (x) upon request of any Bank through the Agent from time to time full information as to the insurance carried, (y) within seven Business Days of receipt of notice from any insurer a copy of any notice of cancellation or material change in coverage from that existing on the date of this Agreement and (z) forthwith upon receipt thereof, notice of any cancellation or nonrenewal of coverage by the Borrower.

     SECTION  5.4  Conduct of Business and Maintenance of Existence.
                   ------------------------------------------------
The Borrower will continue, and will cause each Subsidiary to continue, to engage in business of the same general type as now conducted by the Borrower and its Subsidiaries, and will preserve, renew and keep in full force and effect, and will cause each Subsidiary to preserve, renew and keep in full force and effect their respective corporate existence and their respective rights, privileges and franchises necessary in the normal conduct of business; provided that nothing in this Section 5.4 shall prohibit (i) the
              -------- ----
merger or consolidation of a Subsidiary into the Borrower or the merger or consolidation of a Subsidiary with or into another Person if the corporation surviving such consolidation or merger is a Subsidiary and if, in each case, after giving effect thereto, no Default shall have occurred and be continuing,
(ii) the transfer of assets by a Subsidiary to the Borrower or to another Subsidiary if, after giving effect thereto, no Default shall have occurred and be continuing, (iii) the dissolution or termination of the corporate existence of any Subsidiary if the Borrower in good faith determines that such termination is in the best interest of the Borrower and is not materially disadvantageous to the Banks (provided that if such Subsidiary is a Guarantor,
                              -------- ----
it shall have transferred all of its assets and liabilities to the Borrower or another Guarantor as part of such dissolution or termination) or (iv) the sale, divestiture or other disposition by the Borrower of its Property and Casualty Information Services business and/or its Life Information Services business as conducted by PMSI, L.P. and Life Information Services Holding, Inc. (provided that any such sale, divestiture or other disposition pursuant
       --------  ----
to this clause (iv) shall be for fair consideration determined in good faith by the Board of Directors of the Borrower (or the Executive Committee thereof) and, in any event, for not less than the tangible value of the applicable assets);  and  provided  further  that  nothing  in  this Section 5.4 shall be
               --------  -------
construed to prohibit a sale, lease or other transfer of assets expressly permitted by Section 5.7.

     SECTION 5.5  Compliance with Laws.
                  --------------------
The Borrower will comply, and cause each Subsidiary to comply, in all material respects with all material laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings.

     SECTION  5.6   Inspection of Property, Books and Records.
                    -----------------------------------------
The
Borrower will keep, and will cause each Material Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit, and will cause each Material Subsidiary to permit, representatives of any Bank at such Bank's expense to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their executive officers and independent public accountants, all at such reasonable times during normal business hours and as often as may reasonably be desired without disrupting the normal conduct of business of the Borrower and its Subsidiaries.

     SECTION  5.7   Mergers and Sales of Assets.
                    ---------------------------
(a) The Borrower will not consolidate or merge
with  or  into  any  other  Person;  provided that the Borrower may merge with
                                     -------- ----
another Person if (i) the Borrower is the corporation surviving such merger and (ii) after giving effect to such merger, no Default shall have occurred and be continuing; and provided further that nothing in this Section 5.7 shall
                       -------- -------
prohibit  any  transaction  expressly permitted by proviso (i) of Section 5.4.

          (b) the Borrower will not, directly or indirectly, sell, assign, lease, convey or otherwise dispose of whether in one or a series of transactions any property (including accounts and notes receivable, with or without recourse except for dispositions in which (i) at the time of any disposition, no Event of Default shall exist or shall result from such disposition, and (ii) the aggregate book value of all assets so sold by the Borrower and its Subsidiaries, together, shall not exceed in the aggregate 5% of Total Shareholders' Equity, provided that nothing in this Section 5.7 shall
                               -------- ----
prohibit (x) the licensing by the Borrower of software in the ordinary course of its business or in connection with any acquisition or divestiture or (y) any transaction expressly permitted by clause (ii), (iii) or (iv) of the first proviso to Section 5.4.

     SECTION  5.8    Use  of Proceeds.  The
                     ----------------
proceeds of the Loans made under this Agreement will be used by the Borrower for general corporate purposes. None of such proceeds will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any "margin stock" within the meaning of Regulation U, other than the share repurchases described in the last sentence of Section
5.12, in which case the relevant Loans will be made in compliance with Regulation U.

     SECTION 5.9  Negative Pledge. Neither
                  ---------------
the Borrower nor any Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except for the following:

          (a) Liens existing on the date of this Agreement securing Debt (other than Defeased Debt) outstanding on the date of this Agreement in an aggregate principal or face amount not exceeding $500,000;

          (b) any Lien existing on any asset of any Person at the time such Person becomes a Subsidiary and not created in contemplation of such event;

          (c) any Lien on any asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring such asset (including without limitation pursuant to a sale/leaseback transaction), provided that such Lien attaches to such asset concurrently with or within 90
-------  ----
days  after  the  acquisition  thereof;

          (d) any Lien on any asset of any Person existing at the time such Person is merged or consolidated with or into the Borrower or a Subsidiary and not created in contemplation of such event;

          (e) any Lien existing on any asset prior to the acquisition thereof by the Borrower or a Subsidiary and not created in contemplation of such acquisition;

          (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing clauses of this Section, provided that such Debt is not increased and is not
                           -------- ----
secured  by  any  additional  assets;

          (g) (i) inchoate statutory Liens arising in the ordinary course of its business securing lis pendens, (ii) Liens securing judgments or orders for the payment of money in an amount up to $15,000,000 and (iii) Liens securing judgments or orders for the payment of money in an amount in excess of $15,000,000 but not more than $20,000,000 which are effectively stayed within 30 days of the judgment or order;

          (h) Liens (other than Liens described in clause (g)) arising in the ordinary course of its business which (i) do not secure Debt or Derivatives Obligations, (ii) do not secure any obligation in an amount exceeding $3,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

          (i) Liens on cash and certificates of deposit in an aggregate amount not to exceed 1,271,967 issued by Barclays Bank PLC to Policy Management Systems International, Ltd. to support such bank's obligations to repay the holders of Defeased Debt; and

          (j) Liens not otherwise permitted by the foregoing clauses of this Section securing Debt in an aggregate principal or face amount at any date not to exceed 5% of Total Shareholders' Equity.

     SECTION  5.10   Limitation on Debt of Subsidiaries.
                     ----------------------------------
The Borrower will not
permit any of its Subsidiaries to incur or at any time be liable with respect to any Debt except for the following:

          (a)          Defeased  Debt;

          (b)          Debt  secured  by  Liens  permitted  by Section 5.9(c);

          (c) Debt (other than Debt described in clause (a) above) of any wholly-owned Subsidiary (other than a Guarantor) owed to the Borrower or any wholly-owned Subsidiary;

          (d) Debt (other than Debt described in clause (a) above) of any Guarantor owed to any other Guarantor or to the Borrower;

          (e) Debt of any Guarantor consisting of the Guarantee granted by such Guarantor under Article 9 of this Agreement;

          (f) Debt of any Person outstanding at the time such Person becomes a Subsidiary and not incurred in contemplation of such event; provided
                                                                      --------
that  such  Indebtedness is extinguished or refinanced by the Borrower (solely
----
as  Debt  of  the  Borrower)  within  90  days  after  such  event;  and

          (g) Debt of the Consolidated Subsidiaries not otherwise permitted by the foregoing clauses of this Section not to exceed in the aggregate 10% of Total Shareholders' Equity as of the most recent calendar quarter.

     SECTION  5.11    Leverage  Ratio. The
                      ---------------
Borrower  will  not  permit  at any time the Leverage Ratio to exceed 2.5:1.0.

     SECTION  5.12    Minimum  Consolidated  Tangible  Net  Worth.
                      -------------------------------------------
At
any date, Consolidated Tangible Net Worth will not be less than (i) $80,000,000 plus on an annual basis (ii) beginning with the fiscal year
             ----
beginning January 1, 1997, 50% of Consolidated Net Income, if positive. There shall be excluded from the calculation of Consolidated Tangible Net Worth all acquisition related charges of intangibles and any amounts expended to repurchase shares of the Borrower's common stock in purchases at fair market value up to an amount, in the aggregate, not to exceed 2.5 million shares in a maximum dollar amount not to exceed $200,000,000.

     SECTION  5.13    Restricted  Payments.
                      --------------------
Neither  the Borrower nor any Subsidiary (i) will declare or make any Restricted Payment unless, after giving effect thereto, no Default shall have occurred and be continuing or (ii) will optionally prepay, defease or purchase any Debt of the Borrower or any Subsidiary other than (x) the Loans,
(y) Debt under the credit agreement referred to in Section 3.1(g) as provided therein, or (z) any other Debt of the Borrower incurred for working capital purposes provided that the aggregate amount of such Debt prepaid, defeased or
          -------- ----
purchased  is  less  than  $15,000,000.

     SECTION  5.14    Investments.  Neither the
                      -----------
Borrower nor any Subsidiary will hold, make or acquire any Investment in any Person other than:

          (a)     (i)     Investments in Persons which are Subsidiaries on the
date hereof and (ii) Investments in Persons which are Subsidiaries immediately after any such Investment is made;

          (b)          Temporary  Cash  Investments;

          (c) Investments in any customer of the Borrower or any of its Subsidiaries (or in any other Person the accounts of which would be consolidated with those of such customer in such customer's consolidated financial statements if such statements were prepared as of the date such Investments are made) which are characterized as "inducements" and are made in connection with long term processing contracts entered into by the Borrower or such Subsidiary with such customer; and

          (d) any Investment not otherwise permitted by the foregoing clauses of this Section if, immediately after such Investment is made or acquired, the aggregate net book value of all Investments permitted by this clause (d) in any consecutive four quarter period does not exceed (i) 20% of Total Shareholders' Equity and (ii) 10% of Total Shareholders' Equity for any individual Investment.

     SECTION  5.15    Transactions  with  Affiliates.
                      ------------------------------
The Borrower will not, and will not
permit any Subsidiary to, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect, any transaction with, any Affiliate except on an arms-length basis on terms at least as favorable to the Borrower or such Subsidiary than could have been obtained from a third party who was not an Affiliate; provided that the foregoing
                                                   -------- ----
provisions of this Section shall not prohibit any such Person from declaring or paying any lawful dividend or other payment ratably in respect of all of its capital stock of the relevant class so long as, after giving effect thereto, no Default shall have occurred and be continuing.

     SECTION  5.16  Additional Guarantors.
                    ---------------------
The Borrower shall from time to time cause each Subsidiary of the Borrower or other entity that is not a Material Subsidiary on the date hereof but becomes a Material Subsidiary after the date hereof (whether by acquisition of capital stock by the Borrower or otherwise) to become party hereto as guarantor by executing a supplement hereto in form and substance satisfactory to the Agent, such supplement to be executed by such Material Subsidiary within 10 days after the date on which the Borrower acquires or forms such Material Subsidiary, or a Subsidiary not originally a Guarantor becomes a Material Subsidiary.

     ARTICLE  6
     DEFAULTS

     SECTION  6.1    Events of Default.
                     -----------------
If  one  or  more  of  the  following  events ("Events of Default") shall have
                                                -----------------
occurred  and  be  continuing:

          (a) the Borrower shall fail to pay when due any principal of any Committed Loan or any Bid Loan, or any interest, any fees or any other amount payable hereunder within 3 Business Days of the due date thereof;

          (b) the Borrower shall fail to observe or perform any covenant contained in Article 5, other than those contained in Sections 5.1 through 5.6;

          (c) any Obligor shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after notice thereof has been given to the Borrower by the Agent at the request of any Bank;

          (d) any representation, warranty, certification or statement made by any Obligor in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

          (e) the Borrower or any Subsidiary shall fail to make any payment in respect of any Material Financial Obligations when due or within any applicable grace period;

          (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Debt or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Debt or any Person acting on such holder's behalf to accelerate the maturity thereof;

          (g) the Borrower or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

          (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or selecting the appointment of a trustee, receiver, liquidator, custodian or other similar official of it, or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

          (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $3,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $3,000,000;

          (j) judgments or orders for the payment of money in excess of $15,000,000 shall be rendered against the Borrower or any Subsidiary and such judgments or orders shall remain undischarged for a period of 30 days unless execution shall have been effectively stayed;

          (k) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 35% or more of the outstanding shares of common stock of the Borrower having the power to vote for the election of directors; or, during any period of 12 consecutive calendar months, individuals who were either (i) directors of the Borrower on the first day of such period or (ii) elected to fill vacancies caused by the ordinary course resignation or retirement of any other director and whose nomination or election was approved by a vote of at least two-thirds of the directors then still in office who were directors of the Borrower on the first day of such period, shall cease to constitute a majority of the board of directors of the Borrower; or

          (l) the Guarantee granted by any Guarantor under Article 9 of this Agreement shall cease at any time to be in full force and effect (except as expressly permitted by the first proviso of Section 5.4), or the Borrower or any Guarantor shall so assert in writing;

          then, and in every such event, the Agent shall (i) if requested by Banks having more than 51% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate, and (ii) if requested by Banks holding more than 51% of the aggregate principal amount of the Loans, by notice to the Borrower declare the Loans (together with accrued interest thereon) to be, and the Loans shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of the Events of Default specified in clause
    ----  ----
6.1(g) or 6.1(h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Loans (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

     SECTION  6.2    Notice of Default.
                     -----------------
The Agent shall give notice to the Borrower under Section 6.1(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

     ARTICLE  7
     THE  AGENT

     SECTION  7.1    Appointment and Authorization; "Agent".
                     --------------------------------------
Each Bank
hereby irrevocably (subject to Section 7.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     SECTION  7.2   Delegation of Duties.
                    --------------------
The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

     SECTION 7.3  Liability of Agent.
                  ------------------
None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

     SECTION  7.4    Reliance by Agent.
                     -----------------
(a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

          (b) For purposes of determining compliance with the conditions specified in Section 3.1, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

     SECTION  7.5    Notice of Default.
                     -----------------
The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Borrower referring to this Agreement, describing such
Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Banks in accordance with Article 7; provided, however, that unless and until the Agent has received any such
    --------   -------
request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

     SECTION  7.6    Credit Decision.  Each
                     ---------------
Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and credit worthiness of the Borrower and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and credit worthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or credit worthiness of the Borrower which may come into the possession of any of the Agent-Related Persons.

     SECTION  7.7    Indemnification  of  Agent.
                     --------------------------
Whether or not the transactions contemplated hereby
are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all Indemnified Liabilities; provided, however, that no Bank
                                               --------  -------
shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all obligations hereunder and the resignation or replacement of the Agent.

     SECTION 7.8  Agent in Individual Capacity.
                  ----------------------------
BofA and its affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though BofA were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BofA or its affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" include BofA in its individual capacity.

     SECTION  7.9    Successor  Agent.  The
                     ----------------
Agent may, and at the request of the Required Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Required Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be approved by the Borrower. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Borrower, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 7 and Section
10.3 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Banks appoint a successor agent as provided for above.

     ARTICLE  8
     CHANGE  IN  CIRCUMSTANCES

     SECTION  8.1   Basis for Determining Interest Rate Inadequate or Unfair.
                    --------------------------------------------------------
If on or prior to the first day of any
Interest  Period  for  any  Euro-Dollar  Rate  Loan:

          (a) the Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

          (b) Banks having 51% or more of the aggregate amount of the Commitments advise the Agent that the LIBO Rate as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their Euro-Dollar Rate Loans, as the case may be, for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make Euro-Dollar Rate Loans, shall be suspended. Unless the Borrower notifies the Agent prior to 10:30 A.M. on the date of any Euro-Dollar Rate Loan for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

     SECTION  8.2    Illegality. If, on or after the
                     ----------
date of this Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans (including in respect of any LIBOR Bid Loan as to which the Borrower has accepted such Bank's Competitive Bid, but as to which the Borrowing Date has not arrived) and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Rate Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Rate Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Rate Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Rate Loan, the Borrower shall borrow a Base Rate Committed Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Rate Loans of the other Banks), and such Bank shall make such a Base Rate Committed Loan.

     SECTION  8.3    Increased  Cost  and Reduced Return.
                     -----------------------------------
(a)  If on or after the
date hereof, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Euro-Dollar Rate Loan any such requirement included in an applicable Euro-Dollar Reserve Percentage), special deposit, insurance assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Euro-Dollar Rate Loans, its Notes or its obligation to make Euro-Dollar Rate Loans and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Euro-Dollar Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

          (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, (including any determination by any such authority, central bank or comparable agency that, for purposes of capital adequacy requirements, the Commitments hereunder do not constitute commitments with an original maturity of one year or less) has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

          (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

     SECTION 8.4  Taxes.  (a)  For the purposes of this Section
                  -----
8.4,  the  following  terms  have  the  following  meanings:

          "Taxes"  means  any and all present or future taxes, duties, levies,
           -----
imposts, deductions, charges or withholdings with respect to any payment by the Borrower or any Guarantor, as the case may be, pursuant to this Agreement or under any Note, and all liabilities with respect thereto, excluding (i) in the case of each Bank and the Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by a jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or in which its principal executive office is located or, in the case of each Bank, in which its Applicable Lending Office is located and (ii) in the case of each Bank, any United States withholding tax imposed on such payments but only at the rate of United States withholding tax that such Bank is subject to on such payments at the time such Bank first becomes a party to this Agreement.

          "Other Taxes" means any present or future stamp or documentary taxes
           -----------
and any other excise or property taxes, or similar charges or levies, which arise from any payment made pursuant to this Agreement or under any Note or from the execution or delivery of, or otherwise with respect to, this Agreement or any Note.

          (b) Any and all payments by the Borrower or any Guarantor to or for the account of any Bank or the Agent hereunder or under any Note shall be made without deduction for any Taxes or Other Taxes; provided that, if the
                                                         -------- ----
Borrower or any Guarantor shall be required by law to deduct any Taxes or Other Taxes from any such payments, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower or any Guarantor, as the case may be, shall make such deductions, (iii) the Borrower or such Guarantor, as the case may be, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law and (iv) the Borrower shall furnish to the Agent, at its address referred to in Section 10.1, the original or a certified copy of a receipt evidencing payment thereof or, in the case of United States withholding tax, a copy of Form 1042-S as a receipt evidencing such payments made by the Borrower during the calendar year.

          (c) The Borrower agrees to indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by such Bank or the Agent (as the case may
be) and any liability (including penalties, interest and expenses, so long as the Agent or relevant Bank exercised good faith in not having paid the applicable Taxes or Other Taxes giving rise thereto) arising therefrom or with respect thereto. This indemnification shall be paid within 15 days after such Bank or the Agent (as the case may be) makes demand therefor. Each Bank and the Agent agrees to use reasonable good faith efforts to cooperate with any refund claims that the Borrower may pursue in good faith in order to reduce or eliminate an assessment for Taxes or Other Taxes subject to the indemnification provisions of this subsection (c); provided however, that nothing in this subsection (c) shall be construed to require any Bank or the Agent to institute any administrative or judicial proceeding that is not made in good faith or that, in the reasonable judgment of such Bank or the Agent (as the case may be), is disadvantageous to such Bank or the Agent.

          (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Borrower (but only so long as such Bank remains lawfully able to do so), shall provide the Borrower and the Agent with Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which exempts the Bank from United States withholding tax or reduces the rate of withholding tax on payments of interest for the account of such Bank or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States.

          (e) For any period with respect to which a Bank has failed to provide the Borrower or the Agent with the appropriate form pursuant to
Section 8.4(d) (unless such failure is due to a change in treaty, law or regulation occurring subsequent to the date on which such form originally was required to be provided), such Bank shall not be entitled to indemnification under Section 8.4(b) or (c) with respect to Taxes imposed by the United States; provided that if a Bank, which is otherwise exempt from or subject to
         -------- ----
a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder the Borrower shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes

          (f) If the Borrower or any Guarantor is required to pay additional amounts to or for the account of any Bank pursuant to this Section, then such Bank will change the jurisdiction of its Applicable Lending Office if, in the judgment of such Bank, such change (i) will eliminate or reduce any such additional payment which may thereafter accrue and (ii) is not otherwise disadvantageous to such Bank.

     SECTION  8.5    Base  Rate  Committed  Loans  Substituted  for  Affected
                     --------------------------------------------------------
Euro-Dollar  Rate  Loans.
 -----------------------
If (i) the obligation of any Bank to make Euro-Dollar
Rate Loans has been suspended pursuant to Section 8.2 or (ii) any Bank has demanded compensation under Section 8.3 or 8.4 with respect to its Euro-Dollar Rate Loans and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

          (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Rate Loans, shall be made instead as Base Rate Committed Loans (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Rate Loans of the other Banks); and

          (b) after each of its Euro-Dollar Rate Loans, has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Rate Loans shall be applied to repay its Base Rate Committed Loans instead.

     SECTION  8.6  Substitution of Bank.  If (i) the obligation of any Bank to
                   --------------------
make Euro-Dollar Rate Loans has been suspended pursuant to Section 8.2 or (ii) any Bank has demanded compensation under Section 8.3 or 8.4, the Borrower shall have the right, with the assistance of the Agent, to seek a mutually satisfactory substitute bank or banks (which may be one or more of the Banks) to purchase the Note and assume the Commitment of such Bank.

     ARTICLE  9
     GUARANTY

     SECTION  9.1  The Guaranty.  Each Guarantor,
                   ------------
as primary obligor and not merely as surety, hereby unconditionally guarantees jointly and severally the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to this Agreement, and the full and punctual payment of all other amounts payable by the Borrower under this Agreement. Upon failure by the Borrower to pay on the date when due any principal on any Loan, or any interest, any fees or any other amount payable hereunder within 3 Business Days of the due date thereof, each Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner specified in this Agreement.

     SECTION  9.2    Guaranty Unconditional.
                     ----------------------
The  obligations  of  each  Guarantor  hereunder  shall  be
unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

          (a) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower or any other Guarantor under this Agreement, or any Note, by operation of law or otherwise;

          (b) any modification or amendment of or supplement to this Agreement or any Note;

          (c) any release, impairment, non-perfection or invalidity of any direct or indirect security for any obligation of the Borrower or any other Guarantor under this Agreement or any Note;

          (d) any change in the corporate existence, structure or ownership of the Borrower or any other Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, any other Guarantor or their respective assets or any resulting release or discharge of any obligation of the Borrower or any other Guarantor contained in this Agreement or any Note;

          (e) the existence of any claim, set-off or other rights which the Guarantor may have at any time against the Borrower, any other Guarantor, the Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the
                          --------  ----
assertion  of  any  such  claim  by  separate suit or compulsory counterclaim;

          (f) any invalidity or unenforceability relating to or against the Borrower or any other Guarantor for any reason of this Agreement or any Note, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other Guarantor of the principal of or interest on any Note or any other amount payable by the Borrower or any other Guarantor under this Agreement; or

          (g) any other act or omission to act or delay of any kind by the Borrower, any other Guarantor, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder.

     SECTION  9.3    Discharge  Only  Upon  Payment  In Full; Reinstatement In
                     ---------------------------------------------------------
Certain Circumstances.  Each Guarantor's obligations hereunder shall remain in
---------------------
full force and effect until the Commitments shall have terminated and the principal of and interest on the Notes and all other amounts payable by the Borrower under this Agreement shall have been paid in full. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under this Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or any other Guarantor or otherwise, each Guarantor's obligations hereunder with respect to such payment shall be reinstated at such time as though such payment had been due but not made at such time.

     SECTION  9.4  Waiver by each Guarantor. Each  Guarantor  irrevocably waives
                   ------------------------
acceptance hereof,presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower or any other Guarantor or any other Person.

     SECTION 9.5  Subrogation  and  Contribution.    Upon  making  any  payment
                  ------------------------------
hereunder, each Guarantor shall be subrogated to the rights of the payee against the Borrower with respect to such payment and shall have a right of contribution with respect to the other Guarantors; provided that such
                                                           --------  ----
Guarantor shall not enforce any payment by way of subrogation and shall not enforce any right to receive any payment, including any right of contribution or for any other reason, from any other Guarantor with respect to such payment until all amounts payable by the Borrower hereunder and under the Notes have been paid in full.

     SECTION  9.6    Stay  of  Acceleration.
                     ----------------------
If acceleration of the time for payment of any amount payable by the Borrower under this Agreement or any Note is stayed upon insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of this Agreement shall nonetheless be payable by each Guarantor hereunder forthwith on demand by the Agent made at the request of the requisite proportion of the Banks specified in Article 6 of the Agreement.

     SECTION 9.7  Limit of Liability.
                  ------------------
The obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

     ARTICLE  10
     MISCELLANEOUS

     SECTION  10.1    Notices.   All notices, requests and
                      -------
other communications to any party hereunder shall be in writing (including bank wire, telex, facsimile transmission or similar writing) and shall be given to such party:

          (a)  in  the  case  of  the  Borrower  or the Agent, at its address, facsimile  number  or  telex  number  set  forth  on  Schedule  10.1  hereto,
                                                      --------------

          (b)  in  the  case  of  any  Guarantor,  in  care  of  the Borrower,

          (c) in the case of any Bank, at its address, facsimile number or telex number set forth in its Administrative Questionnaire or

          (d) in the case of any party, such other address, facsimile number or telex number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower.

          Each such notice, request or other communication shall be effective:

               (i) if given by telex, when such telex is transmitted to the telex number specified in this Section and the appropriate answerback is received;

               (ii) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received;

               (iii) if given by overnight courier, 24 hours after such communication is delivered to such courier with postage prepaid, addressed as aforesaid, so long as such courier can confirm delivery at such address; or

               (iv) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent under
                                      -------- ----
Article 2 or Article 8 and notices to the Borrower under Section 6.2 shall not be effective until received.

     SECTION  10.2   No Waivers.  No failure or delay
                     ----------
by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     SECTION  10.3    Costs  and  Expenses.
                      --------------------
(a) The Borrower shall reimburse BofA (including in its capacity as Agent) within five Business Days after demand for all reasonable costs and expenses incurred by BofA (including in its capacity as Agent) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Agent) with respect thereto.

          (b) The Borrower shall pay or reimburse the Agent, the Arranger and each Bank within five Business Days after demand for all reasonable costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any insolvency proceeding or appellate proceeding).

          (c) Except for actions by the Borrower against the Agent, the Arranger or the Banks, the Borrower agrees to indemnify the Agent, the Arranger and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages (excluding consequential damages), costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall
                                             -------- ----
have the right to be indemnified hereunder (including, without limitation, pursuant to Section 8.4(c)) for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

     SECTION  10.4    Sharing  of  Set-Offs.
                      ---------------------
Each  Bank  agrees  that  if it shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing
                                                         -------- ----
in this Section shall impair the right of any Bank to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of any Obligor other than its indebtedness hereunder. Each Obligor agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of such Obligor in the amount of such participation.

     SECTION 10.5  Amendments and Waivers.
                   ----------------------
(a)  Any provision of this Agreement or the Notes may be amended or waived if, but only if such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or
                                            -------- ----
waiver shall, unless signed by all the Banks, (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any scheduled termination of any Commitment,
(iv) release any Guarantor from its obligations hereunder (except as provided in Section 10.5(b)) or (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

     (b) Upon the receipt by the Agent of a certificate of a Responsible Officer representing that the Life Information Services business conducted by PMSI, L.P. has been sold, divested or otherwise disposed of in accordance with the provisions of clause (iv) of the first proviso to Section 5.4, the Agent shall (at the sole expense of the Borrower) execute such documents and instruments as are reasonably requested by the Borrower to release PMSI, L.P. from its obligations as a Guarantor hereunder, without the need for any consent or authorization by any Bank.

     SECTION 10.6  Successors and Assigns.
                   ----------------------
(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks.

          (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment
                       -----------
or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided
                                                                      --------
that such participation agreement may provide that such Bank will not agree to
----
any  modification,  amendment  or waiver of this Agreement described in clause
(i), (ii), or (iii) of Section 10.5 without the consent of the Participant. Subject to Section 10.6(e), the Borrower agrees that each Participant shall, to the extent provided in its participation agreement, be entitled to the benefits of Article 8 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

          (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part
                                 --------
(equivalent to an initial Commitment of not less than $5,000,000) of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit J hereto
                                                              ---------
executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower, which shall not be unreasonably withheld or delayed, and the Agent; provided that if an Assignee is an affiliate of
                               -------- ----
such transferor Bank or was a Bank immediately prior to such assignment, no such consent shall be required and provided further that any such assignment
                                     -------- -------
may be for an amount equivalent to an initial Commitment of less than $5,000,000 if consented to by the Borrower. Upon execution and delivery of such instrument (including a Notice of Assignment and Assumption substantially in the form of Annex I thereto) and payment by such Assignee to such
                   --------
transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Notes are issued to the Assignee. In connection with any such assignment (other than any such assignment in which the Assignee is an affiliate of the transferor Bank or was a Bank immediately prior to such assignment), the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,500. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 8.4.

          (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

          (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section 8.3 or
8.4 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.2, 8.3 or 8.4 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

     SECTION  10.7    Collateral.   Each of the Banks
                      ----------
represents to the Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

     SECTION 10.8  Governing Law; Submission to Jurisdiction.
                   -----------------------------------------
This
Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. Each Obligor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Obligor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

     SECTION  10.9   Counterparts; Integration; Effectiveness.
                     ----------------------------------------
This
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective upon receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).

     SECTION  10.10    WAIVER OF JURY TRIAL.
                       --------------------
EACH OF THE OBLIGORS, THE AGENT AND THE BANKS HEREBY IRREVOCABLY
WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION  10.11  Confidentiality.  The
                     ---------------
Agent and each Bank agrees to keep any information delivered or made available by the Obligors to it confidential from anyone other than persons employed or retained by such Bank who are expected to become engaged in evaluating, approving, structuring or administering the Loans and who will use any such information solely for such purposes; provided that nothing herein shall
                                           --------  ----
prevent any Bank from disclosing such information (a) to any other Bank or to the Agent, (b) to any other Person if reasonably incidental to the administration of the Loans, (c) upon the order of any court or administrative agency, (d) upon the request or demand of any regulatory agency or authority,
(e) which had been publicly disclosed other than as a result of a disclosure by the Agent or any Bank prohibited by this Agreement, (f) in connection with any litigation to which the Agent, any Bank or its subsidiaries or Parent may be a party, (g) to the extent necessary in connection with the exercise of any remedy hereunder, (h) to such Bank's or Agent's legal counsel and independent auditors and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed Participant or Assignee; provided further that each person who receives any such information from any
--------  -------
Bank or the Agent as permitted by this Section shall be informed by such Bank or the Agent of the existence and the contents of this Section.


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


     POLICY  MANAGEMENT  SYSTEMS
       CORPORATION
     CYBERTEK  CORPORATION
     POLICY  MANAGEMENT  SYSTEMS
       INTERNATIONAL,  LTD.
     PMSI,  L.P.
     By          POLICY  MANAGEMENT
          SYSTEMS  CORPORATION;
          its  General  Partner
     CYBERTEK  SOLUTIONS,  L.P.
     By          POLICY  MANAGEMENT
          SYSTEMS  CORPORATION;
          its  General  Partner

     By:          Stephen  G.  Morrison
          Secretary


     POLICY  MANAGEMENT  SYSTEMS
       INVESTMENTS,  INC.

     By:          Elizabeth  D.  Powers
          President


     BANK  OF  AMERICA
      NATIONAL  TRUST  AND  SAVINGS
      ASSOCIATION,  as  Agent

     By:          Michael  J.  McKenney
          Vice  President

COMMITMENT:          BANKS:


$70,000,000          BANK  OF  AMERICA
      NATIONAL  TRUST  AND  SAVINGS
      ASSOCIATION,  as  a  Bank

     By:          Michael  J.  McKenney
          Vice  President

$40,000,000          WACHOVIA  BANK,  N.A.

     By:          Donald  E.  Sellers,  Jr.
          Vice  President

$35,000,000          FIRST  UNION  NATIONAL  BANK

     By:          Roger  Pelz
          Senior  Vice  President

$25,000,000          DEUTSCHE  BANK  AG,
       New  York  Branch  and/or
       Cayman  Islands  Branch

     By:          Ralf  Hoffmann
          Vice  President

     By:          Jean  M.  Hannigan
          Vice  President

$20,000,000          DAI-ICHI  KANGYO  BANK,  LTD.,
       Atlanta  Agency

     By:          Tatsuji  Noguchi
          Joint  General  Manager

$10,000,000          THE  FUJI  BANK,  LIMITED,
       Atlanta  Agency

     By:          Toshihiro  Mitsui
          Senior  Vice  President
          and  Senior  Manager












































                               PRICING SCHEDULE

          Each of "Eurodollar Margin" and "Facility Fee Rate" means, for any date, the rates set forth below in the row opposite such term and in the column corresponding to the "Pricing Level" that applies at such date:

                         Level I     Level II     Level III
                         -------     --------     ---------
            Euro-Dollar Margin     0.2250%     0.2500%     0.3500%
             Facility Fee Rate     0.1000%     0.1250%     0.1500%


          For purposes of this Schedule, the following terms have the following meanings:

     "Level I Pricing" applies at any date if, at such date, the Consolidated Funded Debt to Consolidated Capitalization is less than 20%.

     "Level II Pricing" applies at any date if, at such date, the Consolidated Funded Debt to Consolidated Capitalization is equal to or greater than 20% but less than 30%.

     "Level III Pricing" applies at any date if, at such date, the Consolidated Funded Debt to Consolidated Capitalization is equal to or greater than 30%.

     "Pricing Level" refers to the determination of which of Level I, Level II or Level III applies at any date.

       The effective date of any increase or decrease in the Euro-Dollar Margin or the Facility Fee Rate as a result of any change in the Leverage Ratio shall be the day on which the Borrower shall have delivered (or shall have been required to deliver) the financial statements pursuant to Section 5.1(a) or 5.1(b), as the case may be, on the basis of which any such increase or decrease is calculated.

     SCHEDULE  4.6

     ERISA  Disclosure

[An accounting firm is conducting an audit for the purpose of issuing the opinion of an independent qualified public account (as described in, and required under, ERISA Section 103) relating to the Cybertek Corporation Cybersaver 401(k) Plan (the "Plan"), for the Plan's plan year ending December 31, 1993 (the "1993 Opinion"), but this audit has not been completed. The Annual Return/Report of Employee Benefit Plan (known as "Form 5500") for the Plan's plan year ending December 31, 1993, was filed without the 1993 Opinion. The Internal Revenue Service ("IRS") has noted the absence of the 1993 Opinion and has requested a copy of it; and Borrower is proceeding as promptly as possible to obtain the 1993 Opinion and file it with the IRS.]

     SCHEDULE  10.1

     Addresses  for  Notices  to
     Borrower  and  Agent


Borrower:


Policy  Management  Systems  Corporation
1  PMSC  Center
Blythewood,  South  Carolina  29016
Facsimile:    (803)  333-5560
Attention:    Stephen  G.  Morrison


Agent:

All  Notices  Pursuant  to  Articles  2  and  8:

Bank  of  America  National  Trust
  and  Savings  Association
1850  Gateway  Boulevard  -  5th  Floor
Concord,  California  94520
Facsimile:    (510)  675-8700
Attention:    Agency  Administrative
               Services  #5596


All  Other  Notices:

Bank  of  America  National  Trust
  and  Savings  Association
1230  Peachtree  Street,  N.E.
Suite  3800
Atlanta,  Georgia  30309
Facsimile:    (404)  249-6938
Attention:    Lynda  S.  Allen,  #3196


     EXHIBIT  A-1


     COMMITTED  LOAN  NOTE


     New  York,  New  York
     August,  1997


          For value received, POLICY MANAGEMENT SYSTEMS CORPORATION, a South Carolina corporation (the "Borrower"), promises to pay to the order of
                              --------
____________________________  (the  "Bank"), for the account of its Applicable
                                     ----
Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the Termination Date. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Bank of America National Trust and Savings Association, 1850 Gateway Boulevard, Concord, California 94520.

          All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, if the Bank so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

     This note is one of the Committed Loan Notes referred to in the Credit Agreement dated as of August 8, 1997 among the Borrower, the Guarantors party thereto, the financial institutions listed on the signature pages thereof (including the Bank), and Bank of America National Trust and Savings
Association, as Agent (as the same may be amended from time to time, the "Credit Agreement") and is subject to the terms and conditions of the Credit
     -------------
Agreement  and  entitled to the benefits thereof.  Terms defined in the Credit
Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.

     The payment in full of the principal and interest on this note has, pursuant to the provisions of the Credit Agreement, been unconditionally guaranteed by certain Guarantors.

     The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Borrower has caused this note to be executed and delivered by its duly authorized officer, as of this day and year.

                              POLICY  MANAGEMENT  SYSTEMS
                               CORPORATION



                              By:
                                   Name
                                   Title

     LOANS  AND  PAYMENTS  OF  PRINCIPAL


     Date     Amount of Loan     Type of Loan     Amount of Principal Repaid
                      Maturity Date     Notation Made By
















     EXHIBIT  A-2

      FORM  OF  BID  LOAN  NOTE
      -------------------------


     New  York,  New  York
     ____________,  199


     FOR VALUE RECEIVED, the undersigned, POLICY MANAGEMENT SYSTEMS CORPORATION, a South Carolina corporation (the "Borrower") hereby promises to
                                                 --------
pay  to the order of __________________________ (the "Bank") the principal sum
                                                      ----
of each Bid Loan made by the Bank to the Borrower pursuant to the Credit Agreement dated as of August 8, 1997 (as from time to time amended, modified or supplemented, the "Credit Agreement"), among the Borrower, the Guarantors
                        ----------------
party thereto, the financial institutions listed on the signature pages thereto (including the Bank), and Bank of America National Trust and Savings Association, as Agent, on the maturity date for such Bid Loan as determined in accordance with the Credit Agreement.

     The Borrower also promises to pay interest on the unpaid principal amount of each Bid Loan from time to time outstanding from the date of disbursement thereof until paid in full at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement.

     The Bank shall endorse on the schedule annexed to this Note, the date, amount and maturity of each Bid Loan made by it and the amount of each payment of principal and interest made by the Borrower with respect thereto; provided
                                                                      --------
that  the failure to make, or an error in making, a notation thereon shall not
----
limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.

     This  promissory  note  (this  "Note")  is one of the Borrower's Bid Loan
                                     ----
Notes issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Bid Loans evidenced hereby are made and are to be repaid. Capitalized terms used in this Note without definition shall have the meanings specified in the Credit Agreement.

     All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in immediately available funds at the office of the Agent at 1850 Gateway Boulevard, Concord, California 94520, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Each of the Bank and any subsequent holder of this Note agrees that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid.

     No Bid Loan evidenced by this Note may be prepaid prior to the maturity date thereof. Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

     The payment in full of the principal and interest on this Note has, pursuant to the provisions of the Credit Agreement, been unconditionally guaranteed by certain Guarantors.

     The Borrower hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

     THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of this day and year.


                    POLICY  MANAGEMENT  SYSTEMS  CORPORATION


                    By:  _________________________
                    Title:  ______________________

     TRANSACTIONS  ON  NOTE
     ----------------------


DATE     TYPE OF LOAN MADE THIS DATE     AMOUNT OF LOAN MADE THIS DATE     END
OF  INTEREST  PERIOD          AMOUNT  OF  PRINCIPAL OR INTEREST PAID THIS DATE
OUTSTANDING  PRINCIPAL  BALANCE  THIS  DATE          NOTATION  MADE  BY


     EXHIBIT  B

     NOTICE  OF  BORROWING
     ---------------------


                                   Date:,  199


To:        Bank of America National Trust and Savings Association as Agent for
the  Banks  parties  to  the  Credit  Agreement dated as of August 8, 1997 (as extended,  renewed,  amended  or  restated  from  time  to  time,  the "Credit
                                                                        ------
Agreement")  among Policy Management Systems Corporation, the Guarantors party
        -
thereto, certain Banks which are signatories thereto and Bank of America National Trust and Savings Association, as Agent


Ladies  and  Gentlemen:

     The  undersigned, Policy Management Systems Corporation (the "Borrower"),
                                                                   --------
refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section
2.2  of  the  Credit  Agreement,  of  the  Borrowing  specified  below:

          1.    The  Business  Day  of  the  proposed  Borrowing  is
     ,  19.

          2. The aggregate amount of the proposed Borrowing is $.

          3. The Borrowing is to be comprised of $ of [Base Rate] [Euro-Dollar] Loans.

          4. The duration of the Interest Period for the [Euro-Dollar Loans] included in the Borrowing shall be [_____ months].

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a)  the representations and warranties of the Borrower contained in
Article 4 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Borrowing; and

          (c) The proposed Borrowing will not cause the aggregate principal amount of all outstanding Loans plus the aggregate principal amount of all
                                    ----
outstanding  Bid  Loans  to  exceed  the  combined  Commitments  of the Banks.


                                   POLICY  MANAGEMENT  SYSTEMS
                                   CORPORATION



                                   By:
                                   Title:

          EXHIBIT  C

     NOTICE  OF  CONVERSION/CONTINUATION
     -----------------------------------



                                   Date:,  199

To:        Bank of America National Trust and Savings Association as Agent for
the  Banks  parties  to  the  Credit  Agreement dated as of August 8, 1997 (as extended,  renewed,  amended  or  restated  from  time  to  time,  the "Credit
                                                                        ------
Agreement")  among Policy Management Systems Corporation, the Guarantors party
---------
thereto, certain Banks which are signatories thereto and Bank of America National Trust and Savings Association, as Agent

Ladies  and  Gentlemen:

     The  undersigned, Policy Management Systems Corporation (the "Borrower"),
                                                                   --------
refers to the Credit Agreement, the terms defined therein being used herein as therein defined, and hereby gives you notice irrevocably, pursuant to Section
2.4 of the Credit Agreement, of the [conversion] [continuation] of the Committed Loans specified herein, that:

          1.    The  Conversion/Continuation  Date  is,  19.

          2. The aggregate amount of the Committed Loans to be [converted] [continued] is $.

          3. The Committed Loans are to be [converted into] [continued as] [Euro-Dollar] [Base Rate] Loans.

          4. [If applicable:] The duration of the Interest Period for the Loans included in the [conversion] [continuation] shall be [ months].

                                   POLICY  MANAGEMENT  SYSTEMS
CORPORATION



                                   By:
                                   Title:





EXHIBIT  D-1


     FORM  OF  OPINION  OF
     NELSON  MULLINS  RILEY  &  SCARBOROUGH  L.L.P.


                                   August  __,  1997


To  the  Banks  and  the  Agent
  Referred  to  Below
c/o  Bank  of  America  National  Trust
  and  Savings  Association,  as  Agent
1230  Peachtree  Street,  38th  Floor
Atlanta,  Georgia    30309


Dear  Sirs:

We have acted as counsel for Policy Management Systems Corporation, a South Carolina corporation (the "Borrower") and certain of its Subsidiaries in connection with the Credit Agreement dated as of August 8, 1997, among the Borrower, the Guarantors party thereto, the Banks listed on the signature pages thereof, and Bank of America National Trust and Savings Association, as Agent (the "Credit Agreement").

This opinion is being rendered to you pursuant to Section 3.1(b) of the Credit
Agreement.    Terms defined in the Credit Agreement are used herein as therein defined.

In connection with this opinion, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of the following documents:

     (i)          the  Credit  Agreement  and  the  Notes;
     (ii) the governance documents relating to the Borrower and the Guarantors; and
     (iii) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

In examining the foregoing documents, we have assumed the genuineness of all signatures (other than signatures of representatives of the Borrower and the Guarantors), the legal capacity of all natural persons, and the authenticity of all documents purporting to be originals and the conformity to the originals of all documents purporting to be copies. We have relied upon the representations and warranties in the Credit Agreement and the Notes and on the certificates of officers of the Borrower and the Guarantors, and on other written or oral statements (wither in person or by telephone) of officers and other representatives of those entities, and of public officials.

We have assumed that each of you has the power and authority to, and has taken the corporate action necessary to, execute, deliver and perform the Credit Agreement.

Based on the foregoing, and subject to the qualifications set forth below, we are of the opinion that:

     1. The Borrower is a corporation duly incorporated and validly existing under the laws of the State of South Carolina.

     2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental body, agency or official.

     3. Assuming due authorization, execution and delivery of the Credit Agreement by the Agent and the Banks, the Credit Agreement constitutes a legal, valid and binding agreement of the Borrower and each Note constitutes a legal, valid and binding obligation of the Borrower, in each case enforceable in accordance with its terms.

     4. Except with respect to Policy Management Systems Investments, Inc. ("PMS Investments") (for which we express no opinion), the execution, delivery and performance by each corporate Guarantor of the Credit Agreement are within such Guarantor's corporate powers, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental body, agency or official. The execution, delivery and performance of the Credit Agreement by each Guarantor which is a limited partnership are within such Guarantor's partnership powers, have been duly authorized by all necessary action, and require no action by or in respect of, or filing with, any governmental body, agency or official. Except with respect to PMS Investments (for which we express no opinion), assuming due authorization, execution and delivery of the Credit Agreement by the Agent and the Banks, the Credit Agreement constitutes a legal, valid and binding agreement of each Guarantor.

The  foregoing  opinions  are  subject  to  the  following  qualifications:

          (A) Our opinions herein are limited solely to the laws of the United States of America and the laws of South Carolina, without reference to choice of law provisions, and we express no opinion herein concerning the laws of any other jurisdiction. In this regard, we note that the Credit Agreement contains provisions to the effect that the laws of the State of New York are intended to be governing. For purposes of this opinion, we have assumed that the laws of New York are identical in all relevant respects to the laws of South Carolina.

          (B) With respect to the opinions expressed in numbered paragraph 3 above, such opinions are limited by principals of equity which may limit the availability of certain rights and remedies and by the effect of bankruptcy, insolvency, reorganization, moratorium and other laws or decisions relating to or affecting debtors' obligations or creditors' rights generally. Such opinions also are limited by laws and equitable doctrines including, but not limited to, any requirement that the parties to agreements act reasonably and in good faith and give reasonable notice prior to exercising rights and remedies. In addition, we express no opinion regarding the effectiveness of any of the provisions of the Credit Agreement or any other document whereby any person or entity waives procedural or substantive rights.

          (C) Our opinions are limited to the matters expressly stated herein, and no opinion may be inferred or implied beyond the matters expressly stated.

          (D) This letter is limited to the law and facts as in existence on the date hereof, and we undertake no responsibility to revise or supplement this letter to reflect any change in the law or facts.

This  opinion  is  rendered solely to you in connection with the above matter.
This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                         Very  truly  yours,


                         NELSON  MULLINS  RILEY  &  SCARBOROUGH,
                           L.L.P





     EXHIBIT  D-2

     FORM  OF  OPINION  OF  GENERAL  COUNSEL


                                   August  __,  1997


To  the  Banks  and  the  Agent
  Referred  to  Below
c/o  Bank  of  America  National  Trust
  and  Savings  Association,  as  Agent
1230  Peachtree  Street,  38th  Floor
Atlanta,  Georgia    30309

Dear  Sirs:

I am the General Counsel of Policy Management Systems Corporation, a South Carolina corporation (the "Borrower"). In this connection, I am furnishing this opinion to you pursuant to Section 3.1(b) of the Credit Agreement dated as of August 8, 1997, among the Borrower, the Guarantors party thereto, the Banks listed on the signature pages thereof, and Bank of America National Trust and Savings, as Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein as therein defined.

In connection with this opinion, I have examined and am familiar with originals or copies, certified or otherwise identified to my satisfaction, of the following documents:

     (i)          the  Agreement  and  the  Notes;
     (ii) the governance documents relating to the Borrower and the Guarantors; and
     (iii) such other documents as I have deemed necessary or appropriate as a basis for the opinions set forth below.

In examining the foregoing documents, I have assumed the genuineness of all signatures (other than signatures of representatives of the Borrower and the Guarantors), the legal capacity of all natural persons, and the authenticity of all documents purporting to be originals and the conformity to the originals of all documents purporting to be copies. In providing the opinions contained herein, I have relied when appropriate upon certificates of public officials.

Based on the foregoing, and subject to the qualifications set forth below, I am of the opinion that:

     1. The Borrower has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes do not contravene, or constitute a default under, any provision of applicable law or regulations, or of the articles of incorporation or by-laws of the Borrower or any debt agreement or judgement binding upon the Borrower or, to the best of my knowledge, of any other agreement, injunction, order, decree or other instrument binding upon the Borrower or any of its Subsidiaries and will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

     3. Except as disclosed in the Borrower's 1996 Form 10-K and the Borrower's Latest Form 10-Q, there is no action, suit or proceeding pending against, or to the best of my knowledge threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a likelihood of an adverse decision which could materially adversely affect (i) the business of the Borrower and its Consolidated Subsidiaries, considered as a whole, (ii) the consolidated financial position of the Borrower and its Consolidated Subsidiaries, considered as a whole, or (iii) the consolidated results of operations of the Borrower and its Consolidated Subsidiaries, considered as a whole (considered on an annual basis) or which in any manner draws into question the validity of the Credit Agreement or the Notes.

     4. Except with respect to Policy Management Systems Investments, Inc. ("PMSI") (for which I express no opinion), each of the Borrower's corporate Material Subsidiaries is a corporation validly existing and in good standing (if such concept is applicable in the relevant jurisdiction of incorporation) under the laws of its jurisdiction of incorporation. Each of the Borrower's corporate Material Subsidiaries has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as not conducted. Each of the Borrower's Material Subsidiaries which is a partnership is a partnership duly formed pursuant to applicable laws and is validly existing and in good standing (if such concept is applicable in the relevant jurisdiction of formation) under the laws of its jurisdiction of formation, and has all partnership powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

     5. Except with respect to PMSI (for which I express no opinion), the execution, delivery and performance by each Guarantor of the Credit Agreement do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Guarantor. To the best of my knowledge, the execution, delivery and performance by each Guarantor of the Credit Agreement do not contravene, or constitute a default under any provision of any agreement, judgement, injunction, order, decree or other instrument binding upon such Guarantors and will not result in the creation or imposition of any Lien on any asset of such Guarantor.

The  foregoing  opinions  are  subject  to  the  following  qualifications:

          (A) My opinions herein are limited solely to the laws of the United States of America and the laws of South Carolina, without reference to choice of law provisions, and I express no opinion herein concerning the laws of any other jurisdiction. In this regard, I note that the Credit Agreement contains provisions to the effect that the laws of the State of New York are intended to be governing. For purposes of this opinion, I have assumed that the laws of New York are identical in all relevant respects to the laws of South Carolina.

          (B) My opinions are limited to the matters expressly stated herein, and no opinion may be inferred or implied beyond the matters expressly stated.

          (C) This letter is limited to the law and facts as in existence on the date hereof, and I undertake no responsibility to revise or supplement this letter to reflect any change in the law or facts.

This  opinion  is  rendered solely to you in connection with the above matter.
This opinion may not be relied upon by you for any other purpose or relied upon by any other person without my prior written consent.

                                   Very  truly  yours,



                                   Stephen  G.  Morrison
                                   Executive  Vice  President,
                                   General  Counsel,  Chief  Administrative
                                   Officer,  and  Secretary





     EXHIBIT  D-3

     FORM  OF  OPINION  OF  DELAWARE  COUNSEL



                                   August  __,  1997


To  the  Banks  and  the  Agent
  Referred  to  Below
1230  Peachtree  Street,  38th  Floor
Atlanta,  Georgia    30309
Attention:    Lynda  S.  Allen,  #3196

Dear  Sirs:

We have acted as special counsel for Policy Management Systems Investment, Inc., a Delaware corporation (the "Obligor") in connection with the Credit Agreement dated as of August 8, 1997, among Policy Management Systems Corporation, a South Carolina corporation (the "Borrower"), the Guarantors party thereto, the Banks listed on the signature pages thereof, and Bank of America National Trust and Savings Association, as Agent (the "Credit Agreement").

This opinion is being rendered to you pursuant to Section 3.1(b) of the Credit
Agreement.    Terms defined in the Credit Agreement are used herein as therein defined.

In connection with this opinion, we have examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction, of the following documents:

          (i)                    the  Credit  Agreement;
          (ii)           the governance documents relating to the Obligor; and
          (iii) such other documents as we have deemed necessary or appropriate as a basis for the opinions set forth below.

In examining the foregoing documents, we have assumed the genuineness of all signatures, the legal capacity of all natural persons, and the authenticity of all documents purporting to be originals and the conformity to the originals of all documents purporting to be copies. We have relied upon the representations and warranties in the Credit Agreement and on the certificates of officers of the Borrower and the Guarantors (including the Obligor), and on other written or oral statements (whether in person or by telephone) of officers and other representatives of those entities, and of public officials.

We have assumed that each of you has the power and authority to, and has taken the corporate action necessary to, execute, deliver and perform the Credit Agreement.

Based on the foregoing, and subject to the qualifications set forth below, we are of the opinion that:

     1. The Obligor is a corporation duly incorporated and validly existing under the laws of Delaware.

     2. The execution, delivery and performance by the Obligor of the Credit Agreement are within the corporate powers of the Obligor, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the articles of incorporation or by-laws of the Obligor.

     3. Assuming due authorization, execution and delivery of the Credit Agreement by the Agent and the Banks, the Credit Agreement constitutes a valid and binding agreement of the Obligor.

The  foregoing  opinions  are  subject  to  the  following  qualifications:

          (A) Our opinions herein are limited solely to the laws of Delaware, without reference to choice of law provisions, and we express no opinion herein concerning the laws of any other jurisdiction.

          (B) The opinions expressed herein are limited by principles of equity which may limit the availability of certain rights and remedies and by the effect of bankruptcy, insolvency, reorganization, moratorium and other laws or decisions relating to or affecting debtors' obligations or creditors' rights generally. Such opinions also are limited by laws and equitable doctrines including, but not limited to, any requirement that the parties to agreements act reasonably and in good faith and give reasonable notice prior to exercising rights and remedies. In addition, we express no opinion regarding the effectiveness of any of the provisions of the Credit Agreement or any other document whereby any person or entity waives procedural, substantive or constitutional rights, or other or similar provisions related to disclaimers, liability limitations with respect to third parties, releases of other legal or equitable rights or discharge of defenses.

          (C) Our opinions are limited to the matters expressly stated herein, and no opinion may be inferred or implied beyond the matters expressly stated.

          (D) This letter is limited to the law and facts as in existence on the date hereof, and we undertake no responsibility to revise or supplement this letter to reflect any change in the law or facts.

This  opinion  is  rendered solely to you in connection with the above matter.
This opinion may not be relied upon by you for any other purpose or relied upon by any other person without our prior written consent.

                                   Very  truly  yours,

     EXHIBIT  E

     COMPLIANCE  CERTIFICATE
     -----------------------

     Compliance  Requirements  of  Sections  5.7  to  5.14


FINANCIAL  REPORTING  DATE:          ____________________,  199__


I.          LIST  OF  MATERIAL  SUBSIDIARIES

As of the financial reporting date, any subsidiary whose total assets, total revenue or net income (or, in the case of a subsidiary which has subsidiaries, consolidated total assets, total revenue or net income of such subsidiary with its subsidiaries) are at least 5% of the consolidated total assets, total revenue or net income, respectively, of PMSC and its consolidated subsidiaries, (as reported in the consolidated financial statements of PMSC on the above indicated financial reporting date.) Also, any subsidiary whose outstanding balance of debt owed to PMSC or any other subsidiary exceeds $10,000,000 or any subsidiary whose outstanding balance of debt from PMSC or any other subsidiary exceeds $10,000,000. No foreign subsidiary of PMSC or Policy Management Systems International, Ltd. need be included.

Material  Subsidiaries
----------------------


II.          SECTION  5.7  MERGERS  AND  SALES  OF  ASSETS

PMSC will not consolidate or merge with or into any other person or sell, lease or otherwise transfer directly or indirectly, all or any substantial part of the assets of PMSC and its subsidiaries, taken as a whole to any other person (with certain exceptions listed under Section 5.7).

Mergers  and  Sales  of  Assets
-------------------------------


III.          SECTION  5.8  USE  OF  PROCEEDS

The proceeds of the loans made under this agreement will be used by PMSC for general corporate purposes. None of the proceeds will be used, directly or indirectly, for the buying or carrying of any "margin stock" within the meaning of Regulation U, other than the share repurchases described in the last sentence of Section 5.12, in which case the relevant loans will be made in compliance with Regulation U.

Use  of  Proceeds
-----------------

     COMPLIANCE  CERTIFICATE
     -----------------------

     Compliance  Requirements  of  Sections  5.7  to  5.14


IV.          SECTION  5.9  NEGATIVE  PLEDGE

PMSC nor any subsidiary will create or assume any lien on any asset now owned or hereafter acquired, except for the specific instances cited in the credit agreement. Liens not otherwise permitted by the specific instances cited in the credit agreement securing debt in aggregate principal or face amount at any date not to exceed 5% of Total Shareholders' Equity.

Negative  Pledge
----------------

V.          SECTION  5.10  LIMITATION  ON  DEBT  OF  SUBSIDIARIES

PMSC will not permit any of its subsidiaries to incur or at any time be liable with respect to any debt, with exceptions as listed in the Credit Agreement.

Subsidiary  Debt
----------------

VI.          SECTION  5.11    LEVERAGE  RATIO

The  Leverage  Ratio  will  at  no  time  be  less  than  2.5:1.0.

     COMPLIANCE  CERTIFICATE
     -----------------------

     Compliance  Requirements  of  Sections  5.7  to  5.14



VII.          SECTION  5.12    MINIMUM  CONSOLIDATED  TANGIBLE  NET  WORTH

At any date, Consolidated Tangible Net Worth plus the permitted add back at such date will not be less than $80,000,000 plus 50% of Consolidated Net Income.

Minimum  Consolidated  Tangible  Net  Worth  Calculation
--------------------------------------------------------

VIII.          SECTION  5.13    RESTRICTED  PAYMENTS

Neither  PMSC  or  any  subsidiary will declare or make any restricted payment unless, after giving effect thereto, no default shall have occurred or be continuing. Neither PMSC or any subsidiary will prepay, defease or purchase any debt of PMSC or any subsidiary other than the loans, any debt outstanding under the Credit Agreement, any debt of PMSC incurred for working capital purposes, provided that the aggregate amount of such debt prepaid, defeased or purchased at any one time is less than $15,000,000.

Restricted  Payments
--------------------

IX.          SECTION  5.14  INVESTMENTS.

Neither PMSC or any subsidiary will hold, make or acquire any Investment in any Person subject to 10% of Total Shareholders' Equity for individual transactions and 20% of Total Shareholders' Equity in the aggregate in any consecutive four quarter period, other than as permitted under Section 5.14.


The above calculations have been performed as described in the credit agreement, based on the definitions contained in the credit agreement.




Dated                                                  Chief Financial Officer

          OR


Dated                                                 Chief Accounting Officer




     EXHIBIT  F

     Independent  Auditor's  Report
     ------------------------------


                                   ,  199__



Chief  Financial  Officer
Policy  Management  Systems  Corporation

Dear:

We have audited, in accordance with generally accepted auditing standards, the consolidated balance sheets of Policy Management Systems Corporation (the "Borrower") as of December 31,, and the related statement of income, retained earnings, and cash flows for the year then ended, and have issued our report thereon dated.

In connection with our audit, nothing came to our attention that caused us to believe that the Borrower failed to comply with the terms, covenants, provisions, or conditions of sections 5.7 to 5.14, inclusive, of the Credit Agreement dated as of August 8, 1997, among the Borrower, the Guarantors party thereto, the financial institutions party thereto, and Bank of America National Trust and Savings Association, as Agent (such financial institutions and the Agent, collectively, the "Bank Group") insofar as they relate to accounting matters. However, our audit was not directed primarily toward obtaining knowledge of such non-compliance.

This report is intended solely for the information and use of the board of directors and management of Policy Management Systems Corporation and the Bank Group and should be not used for any other purposes.

                              Very  truly  yours,


                              /s/  Coopers  &  Lybrand  L.L.P.


     EXHIBIT  G

     COMPETITIVE  BID  REQUEST
     -------------------------


     ________________,  199_


Bank  of  America  National  Trust
 and  Savings  Association,
 as  Agent
1850  Gateway  Boulevard  -  5th  Floor
Concord,  California  94520
Attention:  Agency  Administrative  Services
     #5596

Ladies  and  Gentlemen:

     Reference is made to the Credit Agreement dated as of August 8, 1997 (as amended from time to time, the "Credit Agreement"), by and among Policy
                                      -----------------
Management Systems Corporation (the "Borrower"), the Guarantors party thereto,
                                     --------
the Banks party thereto, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent for the Banks (the "Agent"). Capitalized terms used
                                              -----
herein  have  the  meanings  specified  in  the  Credit  Agreement.

     This is a Competitive Bid Request for Bid Loans pursuant to Section 2.6(a) of the Credit Agreement as follows:

     (i)    The  Business Day of the proposed Bid Borrowing is ______________,
199_.

     (ii) The aggregate amount of the proposed Bid Borrowing is $___________________.

     (iii) The proposed Bid Borrowing to be made pursuant to Section 2.6 shall be comprised of [LIBOR] [Absolute Rate] Bid Loans.

     (iv) The Interest Period[s] for the Bid Loans comprised in the Bid Borrowing shall be _______________, [_________________] and
[___________________].

     The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed Bid Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

          (a)  the representations and warranties of the Borrower contained in
Article 4 of the Credit Agreement are true and correct as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date);

          (b) no Default or Event of Default has occurred and is continuing, or would result from such proposed Bid Borrowing; and

          (c) the proposed Bid Borrowing will not cause the aggregate principal amount of all outstanding Loans to exceed the combined Commitments of the Banks.



                              POLICY  MANAGEMENT  SYSTEMS
                               CORPORATION



                              By:

                              Title:





     EXHIBIT  H

     INVITATION  FOR  COMPETITIVE  BIDS
     ----------------------------------



Via  Facsimile
--------------

To  the  Banks  Listed  on  Annex  A  attached  hereto:
                            --------


Ladies  and  Gentlemen:

     Reference is made to that certain Credit Agreement dated as of August 8, 1997 (as amended from time to time, the "Credit Agreement"), among POLICY
                                              ----------------
MANAGEMENT SYSTEMS CORPORATION (the "Borrower"), the Guarantors party thereto,
                                     --------
the Banks party thereto, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent for the Banks (the "Agent"). Capitalized terms used
                                              -----
herein  have  the  meanings  specified  in  the  Credit  Agreement.

     Pursuant to subsection 2.6(b) of the Credit Agreement, you are hereby invited to submit offers to make Bid Loans to the Borrower based on the following specifications:

     1.          Date  of  Bid  Borrowing:  _______________,  199_;

     2.          Aggregate  amount  of  Bid  Borrowing:
          $___________________;

     3.     The Bid Loan shall be [LIBOR Bid Loans] [Absolute Rate Bid Loans];
and

     4.       Interest Period[s]: ____________________, [________________] and
[________________].

     All  Competitive  Bids  must  be  in  the form of Exhibit I to the Credit
                                                       ---------
Agreement  and  must  be received by the Agent no later than [__:__] a.m. (San
Francisco  time)  on  ___________,  199_.

                         BANK  OF  AMERICA  NATIONAL  TRUST
                         AND  SAVINGS  ASSOCIATION,  as  Agent


                         By:  _____________________________
                         Title:  __________________________

     ANNEX  A
     TO  EXHIBIT  H

                                 LIST OF BANKS
                                 -------------



Bank  of  America  National  Trust
 and  Savings  Association,  as  a  Bank

     Facsimile:  (415)  622-____


[Bank]


     Facsimile:  (___)  ___-____


[Bank]


     Facsimile:  (___)  ___-____


[Bank]


     Facsimile:  (___)  ___-____


[Bank]


     Facsimile:  (___)  ___-____





     EXHIBIT  I

     FORM  OF  COMPETITIVE  BID
     --------------------------


     ________________,  199_

Bank  of  America  National  Trust
 and  Savings  Association,
 as  Agent
1850  Gateway  Boulevard  -  5th  Floor
Concord,  California  94520
Attention:  Agency  Administrative  Services
     #5596

Ladies  and  Gentlemen:

     Reference is made to the Credit Agreement dated as of August 8, 1997 (as amended from time to time, the "Credit Agreement"), by and among Policy
                                      -----------------
Management Systems Corporation (the "Borrower"), the Guarantors party thereto,
                                     --------
the Banks party thereto, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent for the Banks (the "Agent"). Capitalized terms used
                                              -----
herein  have  the  meanings  (if  any)  specified  in  the  Credit  Agreement.

     In response to the Competitive Bid Request of the Borrower dated _____________, 199_ and in accordance with subsection 2.6(c)(ii) of the Credit Agreement, the undersigned Bank offers to make [a] Bid Loan[s] thereunder in the following principal amount[s] at the following interest rates for the following Interest Period[s]:

Date  of  Bid  Borrowing:  ________________,  199_

Aggregate  Maximum  Bid  Amount:    $__________________

 Principal            Principal            Principal
 Amount  $_________            Amount  $_________            Amount $_________

 Interest:            Interest:            Interest:
[Absolute          [Absolute          [Absolute
 Rate  __%,  __%,  __%]           Rate __%, __%, __%]      Rate __%, __%, __%]

 or

[LIBO          [LIBO          [LIBO
 Margin  +/-  __%,            Margin  +/-  __%,            Margin  +/-  __%,
 +/-  __%,  +/-  __%]            +/-  __%,  +/-  __%]        +/- __%, +/- __%]

 Interest            Interest            Interest
 Period  __________            Period  __________            Period __________
===================          ====================          ===================


                                   [NAME  OF  BANK]



                                   By:

                                   Title:





     EXHIBIT  J


     ASSIGNMENT  AND  ASSUMPTION  AGREEMENT




     AGREEMENT dated as of August 8, 1997 among <NAME OF ASSIGNOR> (the "Assignor"), <NAME OF ASSIGNEE> (the "Assignee"), POLICY MANAGEMENT SYSTEMS
      ---                                --------
CORPORATION  (the  "Borrower")  and BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                    --------
ASSOCIATION,  as  Agent  (the  "Agent").
                                -----

     WHEREAS,  this  Assignment  and  Assumption  Agreement  (the "Agreement")
                                                                   ---------
relates to the Credit Agreement dated as of August 8, 1997 among the Borrower, the Guarantors party thereto, the Assignor and the other Banks party thereto, as Banks, and the Agent (the "Credit Agreement");
                                    -----------------

     WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Committed Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $_________;

     WHEREAS, [Committed] Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $___________ are outstanding at the date hereof [and Bid Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $ are outstanding at the date hereof]; and

     WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $________________ (the "Assigned Amount"), together with a corresponding portion of its outstanding
       ----------
[Committed] Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     SECTION  1.    Definitions.  All  capitalized terms not otherwise defined
                    -----------
herein  shall  have the respective meanings set forth in the Credit Agreement.

     SECTION  2.    Assignment.   The Assignor hereby assigns and sells to the
                    ----------
Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the [Committed] Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, [the Borrower and the Agent] and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

     SECTION  3.    Payments.    As  consideration for the assignment and sale
                    --------
contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them. Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any up-front fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum. It is understood that facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

     SECTION  4.    Notice  to  [and  Consent  of] the Borrower and the Agent.
                    ---------------------------------------------------------
Promptly following the execution of this Agreement, the Assignor and Assignee shall deliver to the Agent and the Borrower a Notice of Assignment and
Assumption  in  substantially  the  form  of  Annex  I hereto, with the blanks
                                              --------
appropriately  completed  (the  "Assignment  Notice").    [This  Agreement  is
                                 ------------------
conditioned upon the consent of the Borrower and the Agent pursuant to Section 10.6(c) of the Credit Agreement. The execution by the Borrower and the Agent of the Assignment Notice is evidence of this consent.]

     SECTION  5.    Non-Reliance  on  Assignor.    The  Assignor  makes  no
                    --------------------------
representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of any Obligor, or the validity and enforceability of the obligations of any Obligor in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Obligors.

     SECTION  6.    Governing  Law.    This Agreement shall be governed by and
                    --------------
construed  in  accordance  with  the  laws  of  the  State  of  New  York.

     SECTION  7.  Counterparts.  This Agreement may be signed in any number of
                  ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                   <NAME  OF  ASSIGNOR>


                                   By:
                                      Name:
                                      Title:



                                   <NAME  OF  ASSIGNEE>


                                   By:
                                      Name:
                                      Title:






     NOTICE  OF  ASSIGNMENT  AND  ASSUMPTION
     ---------------------------------------



     _______________,  19__

n

Bank  of  America  National  Trust
  and  Savings  Association,  as  Agent
1230  Peachtree  Street,  38th  Floor
Atlanta,  Georgia    30309
Attn:    Lynda  S.  Allen,  #3196

Policy  Management  Systems  Corporation
1  PMSC  Center
Blythewood,  South  Carolina  29016
Attn:    Stephen  G.  Morrison

Ladies  and  Gentlemen:

     We refer to the Credit Agreement dated as of August 8, 1997 (as amended, amended and restated, modified, supplemented or renewed from time to time the "Credit Agreement") among Policy Management Systems Corporation (the
 -----------------
"Borrower"),  the Banks referred to therein and Bank of America National Trust
 --------
and  Savings Association, as agent for the Banks (the "Agent").  Terms defined
                                                       -----
in  the  Credit  Agreement  are  used  herein  as  therein  defined.

     1. We hereby give you notice of[, and request your consent to,] the assignment by __________________ (the "Assignor") to _______________ (the
                                           --------
"Assignee")  of _____% of the right, title and interest of the Assignor in and
    -----
to the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitments of the Assignor and all outstanding [Committed] Loans made by the Assignor pursuant to the Assignment and Assumption Agreement attached hereto (the "Assignment and Assumption").
                                                  -------------------------
Before giving effect to such assignment the Assignor's Commitment is $ ___________[,] [and] the aggregate amount of its outstanding Committed Loans is $ [and the aggregate amount of its outstanding Bid Loans is $_____________].

     2. The Assignee agrees that, upon receiving the consent of the Agent and the Borrower to such assignment, in each case if required by Section 10(c) of the Credit Agreement, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Bank originally holding such interest in the Credit Agreement.

     3.          The  following  administrative details apply to the Assignee:

          (A)          Notice  Address:

               Assignee  name:
               Address:


               Attention:
               Telephone:          (___)  ________
               Telecopier:          (___)  _______
               Telex  (Answerback):

          (B)          Payment  Instructions:

               Account  No.:
                    At:

               Reference:
               Attention:

     4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Assumption.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Assumption to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.


     Very  truly  yours,

     [NAME  OF  ASSIGNOR]


     By:

     Title:


     By:

     Title:



     S-1

     [NAME  OF  ASSIGNEE]


     By:

     Title:


     By:

     Title:


ACKNOWLEDGED  [AND  ASSIGNMENT
CONSENTED  TO]:


POLICY  MANAGEMENT  SYSTEMS  CORPORATION


By:

Title:


By:

Title:


BANK  OF  AMERICA  NATIONAL  TRUST  AND
  SAVINGS  ASSOCIATION,  as  Agent


By:

Title: